UNITED STATES SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: July 2, 2014 (June 6, 2014)

ENERGIE HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Delaware

 (State or other jurisdiction of incorporation)

000-28562	94-2857548
(Commission File Number)	(I.R.S. Employer
Identification No.)

4885 Ward Road, Suite 300Wheat Ridge, Colorado 80033

 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (720)-963-8055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

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EXPLANATORY NOTE

The purpose of this Amendment No. 1 to our Current Report on Form 8-K (the “Form 8-K”) filed on June 10, 2014, is to submit updated financial information along with the related exhibits. As disclosed in the Form 8-K/A filed on June 12, 2014, the previous Form 8-K was inadvertently and prematurely filed through a miscommunication with the Company’s EDGAR filer.

 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based upon our current assumptions, expectations and beliefs concerning future developments and their potential effect on our business. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “approximately,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” or the negative of these terms or other comparable terminology, although the absence of these words does not necessarily mean that a statement is not forward-looking. This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by any forward-looking statements.

Factors that may cause or contribute actual results to differ from these forward-looking statements include, but are not limited to, for example:

•	adverse economic conditions;
•	risks related to the construction market;
•	risks related to the U.S. import market;
•	the inability to attract and retain qualified senior management and technical personnel;
•	other risks and uncertainties related to the changing lighting market and our business strategy.

All forward-looking statements speak only as of the date of this report. We undertake no obligation to update any forward-looking statements or other information contained herein. Stockholders and potential investors should not place undue reliance on these forward-looking statements. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements in this report are reasonable, we cannot assure stockholders and potential investors that these plans, intentions or expectations will be achieved. We disclose important factors that could cause our actual results to differ materially from expectations under “Risk Factors” and elsewhere in this current report. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

Information regarding market and industry statistics contained in this Current Report is included based on information available to us that we believe is accurate. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services.  Except as required by U.S. federal securities laws, we have no obligation to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. See the section entitled “Risk Factors ” for a more detailed discussion of risks and uncertainties that may have an impact on our future results.

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Item 1.01. Entry into a Material Definitive Agreement.

Entry into a Share Exchange Agreement

On December 31, 2013, Alas Aviation Corp. (the “Company” or “Alas”) entered into a Share Exchange Agreement (the “Share Exchange”) with OELC, LLC, a Delaware limited liability company (“OELC”) and its wholly owned subsidiary, Énergie, LLC (collectively OELC, LLC and Énergie,, LLC are referred to as, “Énergie”). These interests in OELC are being exchanged for 33,000,000 fully paid non-assessable shares of Alas. Following closing of the Share Exchange Agreement, Alas Aviation will hold 100% of the financial and governance rights of OELC and through its ownership of OELC, 100% of the operating subsidiary, Énergie.

Reorganization into a Holding Company Structure

The Merger

Alas Aviation Corp., in anticipation of the Share Exchange wherein Energie would become a wholly owned subsidiary of Alas Aviation Corp., established another wholly owned subsidiary in Delaware under the name “Energie Holdings, Inc.” On January 27, 2014, pursuant to the Delaware Holding Company formation statute, DGCL Section 251(g), the Company entered into an Agreement and Plan of Merger into a holding company structure (the “Merger Agreement") with Energie Holdings, Inc. ("Energie") and Alas Acquisition Company ("AAC"), both wholly-owned subsidiaries of the Company. The Agreement provided for the merger of Alas Aviation Corp. with and into Energie Holdings, Inc., with Energie Holdings, Inc. being the surviving corporation in that merger. Contemporaneously with the merger of Alas Aviation Corp. with and into Energie Holdings, Inc. pursuant to the Holding Company Formation Statute (and the Merger Agreement), the shareholders of Alas Aviation Corp. became shareholders of Energie Holdings, Inc. on a one share for one share basis pursuant to the Merger Agreement.

As a result of this reorganization into a holding company structure, Energie Holdings, Inc. became the publicly quoted parent holding company with AAC becoming a wholly-owned subsidiary of Energie Holdings, Inc. and Alas Aviation Corp. ceased to exist. Upon consummation of the Merger Agreement, Energie Holding’s common stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), Energie Holdings is the successor issuer to Alas Aviation Corp..

The description of the Agreement and Plan of Merger set forth in this Item 1.01 is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01.

Effect of the Merger on the Share Exchange

The effect of the merger described above was that OELC, LLC and Energie, LLC had a share exchange agreement with Energie Holdings, Inc. as the successor to Alas Aviation Corp. The merger had the practical effect of changing the name of Alas Aviation Corp. in advance of the consummation of the Share Exchange among other benefits.

The closing of the Share Exchange Agreement was conditioned upon certain, limited customary representations and warranties as well as conditions to close such as the total issued and outstanding shares of the Company being limited to 51,000,000 issued and outstanding post closing as well as completion of a PCAOB financial audit (following execution of the Share Exchange an additional 400,000 shares were issued and the limitation of 51,000,000 shares was waived allowing for the aforementioned issuance).   Following the closing of the Share Exchange Agreement, the Company intends to continue OELC and Énergie’s historical businesses and proposed businesses. Our historical business and operations will continue independently through a wholly owned subsidiary.

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Reference is made to Item 2.01 for a description of the Share Exchange Agreement and the Agreement and Plan of Merger (the “Transaction Documents”).  The description of the Transaction Documents is qualified in its entirety by reference to the complete text of the Transaction Documents, which are incorporated by reference herein. You are urged to read the entire transaction documents and the other exhibits attached hereto.

All references to us, we, our, Alas, Energie and the Company refer to Energie Holdings, Inc. and its subsidiaries and their respective businesses following the consummation of the transactions under the transaction documents, unless the context otherwise requires.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On the Effective Date, as a result of the Exchange Agreement, the remaining conditions to Closing were met and we acquired 100% of the issued and outstanding equity interests of OELC, LLC and its operating subsidiary, Énergie, LLC in exchange for 33,00,000 shares of our Common Stock.

Pursuant to the terms of the Exchange Agreement, our sole member of the board of directors (the “Board”), Frank Drechsler was replaced with Harold Hansen. In addition, the Board appointed Harold Hansen to serve as Chairman of the Board, Harold Hansen to continue to serve as Chief Executive Officer and President, with Richard Cole Dennard to serve as Chief Financial Officer and Lee Barratt to serve as Secretary. Because of the change in the composition of our board of directors and the issuance of securities pursuant to the Share Exchange, a change-of-control of our Company occurred on the Closing Date.

According to the terms of the Share Exchange Agreement, we now have 51,000,000 shares of Common Stock issued and outstanding (excluding the additional 400,000 shares that were issued following execution of the Share Exchange Agreement).  The pre-existing stockholders of the Company and their designees now own approximately 35.29% of the Company’s issued and outstanding Common Stock after the Share Exchange without taking into account the shares issuable under the Company’s anticipated employee stock option plan if such plan is adopted.

As stated, on or about January 27, 2014, through our merger into a holding company structure pursuant to the Delaware Holding Company Statute, Section 251(g), in anticipation of Closing on the Share Exchange, we effected a change in our corporate name from Alas Aviation Corp. to Energie Holdings, Inc. by filing a Certificate of Merger (“Certificate of Merger”) with the Delaware Secretary of State’s Office, whereby our newly established and wholly owned subsidiary (formed, in part, for the purpose of effecting the change in our corporate name) was merged with and into the Company and the Company adopted the name of the subsidiary, Energie Holdings, Inc..   We effected the name change to better reflect the nature of the business operations expected to be acquired as of the date of the filing of the Certificate of Merger.

As discussed in more detail in Item 5.06 of this report, as a result of the consummation of the transactions under the Transaction Documents, (i) Energie Holdings, Inc. is not a shell company as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, and (ii) we acquired control of OELC, LLC and its subsidiary Energie, LLC, which are engaged in the business of LED lighting.   In the Current Report filed on form 8-K we are providing information that would be included in a Form 10 had we been required to file such form. Please note that the information provided below relates to the combined entity after the acquisition of OELC, LLC and Energie LLC.  Information in response to this Item 2.01 below is keyed to the item numbers of Form 10.

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Item 1. Description of Business.

DESCRIPTION OF BUSINESS

Background

Energie Holdings, Inc. is focused on acquiring and growing specialized LED lighting companies for the architecture and interior design markets for both commercial and residential applications. The lighting products will include both conventional fixtures and advanced solid-state technology that can integrate with digital controls and day-lighting to create energy efficiencies and a better visual environment. Our objective is to grow, innovate, and fully capture the rapidly growing lighting market opportunities associated with solid state lighting.

The management team and advisory board is comprised of experienced executives in the lighting industry with recent specific focus on the LED lighting industry. The group has over 100 years of combined experience in this industry.

The first acquisition of Energie Holdings was Énergie, LLC. The public company management decided to adopt the Énergie, name to capitalize on Énergie, LLC’s 12 years in the lighting industry. Énergie, LLC was founded in 2001 to provide specialized interior lighting solutions to the architecture and interior design markets. The Company is headquartered in Wheat Ridge, Colorado and also maintains a production and assembly facility in Zeeland, Michigan. Énergie, LLC’s business is based upon the company’s partnership with various European suppliers of disruptive highly efficient LED lighting technology. The Company and Energie, LLC are capitalizing on these European lighting companies’ desire to penetrate the North American markets by solving many of the problems these producers encounter when approaching these markets. These obstacles include designs that do not meet UL/CUL standards and building codes, the need to provide appropriate North American oriented marketing and product information and specifications, experience to leverage the lighting industry sales agent network, and market based product supply. The Company and Énergie’s business strategy is to enter into exclusive sales agreements with European suppliers that have unique lighting products; and to bridge the divide between product desires of North American architects, lighting designers, electrical engineers and interior designers to access innovative European products and the desires of European manufacturers to find a cost effective way to penetrate the North American markets. As these European partners are continually developing new products, Énergie collaborates in the fixture design process and has the right to launch such products in North America. In many cases, Énergie partners will co-fund the upfront costs associated with launching new products however there continue to be needs for additional working capital to accelerate its growth.

The LED Lighting Industry

The global lighting industry generally is divided between three major market segments: commercial, industrial and residential. Within these three market segments exist two broad product categories: fixtures and light bulbs (referred to as lamps in the lighting industry). The fixtures category includes all apparatuses, luminaires and power/heat-control systems, while lamps consist of the devices that emit light. Conventional lamps typically include incandescent, fluorescent and high-intensity discharge (HID) products. For commercial applications, we believe that the more expensive and long lasting fluorescent and HID lamps and fixtures have had the largest market share. For industrial applications, metal halide and fluorescent have been the primary light source. For residential applications within the general illumination market, inexpensive incandescent bulbs and, to a lesser extent, compact fluorescent (CFL) lamps have been the common choice.

With rapid advancements in the performance, efficiency and cost of energy-efficient lighting, including LED-based solutions, conventional light sources, such as incandescent lamps, are beginning to be replaced by advanced technologies with lower operating costs over their useful lives. In addition, the energy-efficient nature of LED technology makes it an environmentally friendly light source, and the compact size of LEDs has created new possibilities in lighting fixture and lamp design. Product selection is influenced by a number of factors, including overall cost, energy efficiency, product life, lumen output and other product features, as well as regulatory and environmental factors. We believe our unique advanced lighting solutions are well positioned to increasingly displace conventional lighting in each of our targeted markets.

In North America, lighting manufacturers typically sell products through manufacturer’s representatives, electrical supply representatives, or an internal sales force to electrical wholesale distributors. The distributors then market products to electrical contractors and other end-users.

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Representatives also have direct contact with lighting designers, electrical engineers, architects and general contractors that influence buying decisions. The manufacturer’s representatives often provide value-added services, such as product promotion or design and implementation assistance. The ability of smaller companies to compete against larger more-established rivals is heavily rooted in their capacity to leverage their unique product portfolios and customer service to garner maximum productivity from each representative.

Historically, large global competitors focused almost exclusively on the general illumination market because of their advantage in purchasing power, manufacturing volume and distribution efficiency, while smaller industry participants generally competed in niche markets primarily by offering specialized products and superior customer service to their regions. However, the evolution of advanced lighting solutions has enabled smaller companies to penetrate and compete in the larger general illumination market. One of these notable advanced lighting solutions is LED lighting.

LED Lighting Industry Trends

LEDs are semiconductor-based devices that generate light. As the cost of LEDs decreases and their performance improves, we expect that they will continue to compete more effectively in the general illumination market versus traditional lighting. High-brightness LEDs are the core, light-producing components within an LED lighting system. We believe the LED lighting industry is experiencing the following trends:

Technological Innovations Expand LED Functionality. Since the introduction of the first visible LED in the 1960s, the technology has offered an increasingly wide variety of colored lighting, beginning with red and expanding to green, yellow and orange. Initial rudimentary applications included traffic lights, automotive brake lights and indicator lights. In the mid-1990s, LEDs became capable of emitting blue light.

With the advent of blue LEDs, combined with phosphor technology, LEDs made another technological leap by emitting white light. This breakthrough enabled LEDs to compete with traditional lighting solutions for applications in commercial, industrial and residential markets. In an effort to lower energy consumption, lighting companies are focusing on increasing “lumens per watt.” Lumens per watt (often referred to as “efficacy”) is an industry standard that measures the amount of light emitted per watt of electrical power used, meaning the more lumens per watt, the more energy-efficient the product. Traditional incandescent lighting sources can produce between 10 and 35 lumens per watt, while fluorescent and HID light sources can produce output exceeding 100 lumens per watt. Today’s LEDs are currently performing well over 100 lumens per watt at the LED level, making them comparable to, and often better than, fluorescent and HID light sources.

High Energy Costs Drive LED Adoption. As a result of high energy prices and the expectation that prices will continue to rise, businesses and consumers are increasingly adopting new technologies to reduce energy consumption. LED lighting technology is inherently more energy efficient and can result in more than 80% power savings over incandescent solutions. According to leading consulting company, 22% of all energy consumption in the United States is from lighting applications. This combined rate represents approximately 35% of all energy consumption in commercial buildings as compared to approximately 15% for residential users and 5% for industrial companies. Despite safety issues and concerns, compact fluorescent (CFL) lamps are used for lighting energy conservation. However, recent technological advancements to LED lighting have made it more commercially viable in terms of brightness, efficiency, lamp life, safety and color-rendering (CRI). In addition, competitive pressures, declining LED costs and greater manufacturing efficiencies are driving down LED lamp prices. As a result of these gains, we believe LED adoption should continue to expand. For example, LED lamps are currently outselling CFL lamps in Japan as the quality of light is far superior to CFLs. In 2011, an analysis of the global lighting market by a leading consulting company predicts that the LED market share for new construction will grow from 7% in 2010 to 70% in 2020. In the same period, LED market share for replacement lamps and retrofits will soar from 5% to 53%. In dollars, the same study estimated that the overall LED lighting market will grow by about 30% per year and reach approximately $84 billion in 2020.

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Legislative Influences Spur Market Adoption of Energy Efficient LED Lighting. Government regulations, such as initiatives by the United States Department of Energy and the Environmental Protection Agency’s Energy Star Certification Program, are driving adoption of more energy efficient lighting solutions. Energy Star sets industry-wide international recommendations for lighting products that outline efficiency and performance criteria, helping manufacturers promote their products and purchasers better understand lighting products. Governments are also adopting or proposing legislation to promote energy efficiency and conservation. Lower energy consumption translates into lower electricity generation, often from coal power plants, and thus can significantly lower carbon emissions. Legislative actions to promote energy efficiency can beneficially impact the LED lighting market in the countries adopting such legislation and other countries, as well. For example, several countries have effectively banned the 40, 60, and100-watt incandescent light bulbs and are expected to progressively apply these restrictions to lower-wattage bulbs. In addition, LED lighting solutions are free of hazardous materials such as mercury, which can be harmful to the environment. Any restrictions on the use of hazardous substances could adversely affect one of the LED lamp’s primary competitors, the CFL market.

Summary of Current Business of the Company

The business plan for Energie Holdings is to acquire and grow complementary LED based lighting fixture companies. Each acquisition will continue to operate under its own brand. Energie Holdings will provide access to LED technology and suppliers, appropriate capital funding and general business practices oversight and where appropriate some support services will be provided to gain greater leverage on cost. Examples could include: accounting, legal, employee benefits and payroll services, and common component bulk purchasing contracts.

The first acquisition for Energie Holdings is Énergie, LLC which is a wholly owned subsidiary. It will continue to operate as a stand-alone business. . Énergie LLC branded products have been installed in a wide variety of settings including commercial office space, financial trading floors, health care facilities, museums, schools, restaurants, retail stores and other public spaces. The subsidiary company targets the $4 billion architectural, specification-grade lighting fixture segment with innovative, differentiated lighting products that exemplify:

[] Energy efficiency focused on the disruptive LED technology

[] High performance with respect to quantity and quality of light through superior optic design

[] Aesthetic design that appeals to the senses while allowing architects and designers to make strong visual statements by accessing European lighting fixture designers

In order to secure such projects, Énergie LLC cultivates relationships and builds its brand through marketing and sales efforts aimed at decision-makers responsible for lighting; primarily architects, lighting designers, electrical engineers, interior designers, space planners and other product designators. The Company maintains a network of over 60 sales agencies across North America to represent its products. Énergie LLC supports its agents with sales and marketing resources to help drive “sell through” of Énergie branded products. All products are assembled to Underwriter’s Laboratory requirements in our factory to control quality and meet lead time requirements of the customers.

Énergie LLC’s business model and product strategy is based upon collaboration with leading European lighting companies. The North American architectural and design community has long recognized that European lighting manufacturers have distinctive, innovative and technologically advanced product offerings. Arguably, European designs and technology are several years ahead of what is available in North America. However, designers have historically encountered difficulties working with European manufacturers. Typical issues include product designs that do not meet UL/CUL standards and North American building codes, poor marketing collateral and product information, incompatible specification data, long lead times to receive product, poor sales support, limited customer service, and high overall cost and complexity due to exchange rates, freight, duties and other factors.

The European manufacturers have long viewed the North American market for architectural, specification-grade lighting as large and attractive. However, apart from a few isolated examples, attempts to penetrate this market by establishing wholly-owned U.S. operations have been costly, unprofitable and many have failed. The challenges the European manufacturers encounter include (a) incomplete understanding of the design and product attributes demanded by North American architects and designers; (b) incomplete understanding of UL/CUL and building code requirements; (c) inexperience working with indirect sales channels such as agents and distributors (European sales strategy is based on company employed direct salespeople); and (d) the overall high cost of “green fielding” and supporting U.S. operations.

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Our Growth Strategy

The objective of Energie Holdings is to become a leading provider of advanced LED lighting solutions by acquiring and growing complementary LED based lighting fixture companies. We are focused on acquiring specialized lighting companies for the architecture and interior design markets for both commercial and residential applications. Our creative lighting products will include both conventional fixtures and advanced solid-state technology that can integrate with digital controls and day-lighting to create energy efficiencies and a better visual environment. Our objective is to grow, innovate, and fully capture the rapidly growing lighting market opportunities associated with solid state lighting.

Key elements of our share value price growth strategy include:

LED Technology Leadership: As LED technology increases in the speed at which it is advancing, lighting fixture designs will have to adapt to that rate of change. Energie Holdings intends to provide access to the best resources to apply LED technology for our subsidiaries. We also intend to provide buying contracts with LED component manufacturers to control cost while staying at the leading edge of the technology.

Access to Investment Capital: The change from conventional lighting technology to LED technology is expensive. The capital needed to understand and apply LED technology is more than most conventional lighting manufactures have or are willing to risk. Energie Holdings intends to provide the appropriate capital to develop and launch LED lighting fixtures through our subsidiaries.

Best Practices Management Services: The business processes and staffing required to move to solid state lighting are different than those needed for conventional lighting technology. Energie Holdings intends to provide assistance to our subsidiary teams to help them capitalize on these changes aggressively and cost effectively.

Market Appropriate Education. We believe that specifier and end-user education of the benefits of LED lighting is key. There is a growing need for unique advances in LED engineering and the market is beginning to embrace the technology. Through education, we intend to create a sales force and distribution network that provides the knowledge necessary to drive the commercial market. By introducing new products with longer life and lower cost we believe that the LED market and its acceptance will continue to grow at a rapid rate.

Expanding our LED Product Portfolio. As our goal is to serve our customers and create a quality experience in both product and service, we will continue to expand these categories and add necessary fixtures and light sources to increase our offering as an LED solution provider.

Developing and Protecting Our Intellectual Property. Securing and defending intellectual property by using the UL Listing process related to the design, manufacture and application of advanced lighting technology is expected to be a key element of our existing and future business. The strength of our intellectual property portfolio is intended to allow us to compete on the basis of our technology, which we believe will give us an advantage over many of our larger competitors.

Capitalizing on Opportunities in Our Target Markets. We believe there is a growing need for unique, advanced lighting solutions across our target markets. We expect to continue to introduce innovative advanced lighting products as we believe there exists significant opportunities to grow market share. By introducing new products and expanding sales of existing products, we believe that we can significantly improve operational efficiency by reducing our cost of materials, components and manufacturing. Expanding our products and increasing our sales will also allow us to gain additional leverage from sales representatives within our distribution network.

Competition

We currently face competition from both traditional lighting companies that provide general lighting products, including incandescent, fluorescent, high intensity discharge (HID), metal halide (MH) and other traditional light sources. We also have competitors from specialized lighting companies that are engaged in providing LED lighting fixture products. In general, we intend to compete with both groups on the basis of design, innovation, and quality of light, maintenance costs, safety issues, energy consumption, price, product quality and brightness.

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In the general illumination market, we compete with traditional lighting companies that include Acuity Brands Lighting, Inc., Cooper Lighting (a division of Cooper Industries, Inc.), Hubbell Lighting, Inc. (a division of Hubbell Incorporated), Juno Lighting Group (a division of Schneider Electric SA), GE Lighting and Royal Philips Lighting (a division of Koninklijke Philips Electronics N.V.). Our LED products should tend to be alternatives to conventional lighting sources for applications within the commercial and residential markets. In these markets, we compete on the basis of unique designs, performance, energy savings, lamp life, and durability.

We believe that we will compete favorably in our markets, based on the following factors:

•	Breadth and diversity of high-quality LED product offerings
•	Our expansive distribution network and developed relationships
•	Innovative products at competitive price points
•	UL/CUL, DLC and Energy Star certifications
•	Ability to offer multiple levels of products
•	Value-engineered products producing a fast ROI
•	Responsiveness to customers

We expect our markets to remain competitive and to reflect rapid technological evolution and continuously evolving customer and regulatory requirements. Our ability to remain competitive depends in part upon our success in developing new and advanced LED lighting solutions and introducing these products at competitive prices on a timely basis.

Employees

As of the date of this Current Report, the Company has three full-time employees, Harold Hansen, Lee Barratt and Veda Ferlazzo Clark, and Richard Cole Dennard working as an independent contractor. Our wholly owned subsidiary has seven additional employees and from time to time employees are engaged on a temporary basis as needed to meet production schedules.

Legal Proceedings

Neither the Company nor its subsidiaries knows of any material, existing or pending legal proceedings against them, nor are any of them involved as a plaintiff in any material proceeding or pending litigation. There are no proceedings in which the Company’s or Subsidiaries’ directors, officers or any affiliates, or any registered or beneficial shareholder, are an adverse party or have a material interest adverse to its interest.

Item 1A.  Risk Factors.

RISK FACTORS

INVESTING IN THE COMPANY’S COMMON STOCK INVOLVES A HIGH DEGREE OF RISK. IF ANY OF THE FOLLOWING RISKS ACTUALLY MATERIALIZES, THE COMPANY’S BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS WOULD SUFFER. IF ANY OF THE FOLLOWING OCCURS, OUR BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS COULD SUFFER. IN SUCH CASE, THE TRADING PRICE OF OUR COMMON STOCK COULD ALSO DECLINE. WE OPERATE IN A CONTINUALLY CHANGING BUSINESS ENVIRONMENT. IN THIS ENVIRONMENT, NEW RISKS MAY EMERGE AND ALREADY IDENTIFIED RISKS MAY VARY SIGNIFICANTLY IN TERMS OF IMPACT AND LIKELIHOOD OF OCCURRENCE. MANAGEMENT CANNOT PREDICT SUCH DEVELOPMENTS, NOR CAN IT ASSESS THE IMPACT, IF ANY, ON OUR BUSINESS OF SUCH NEW RISK FACTORS OR OF EVENTS DESCRIBED IN ANY FORWARD-LOOKING STATEMENTS.

An investment in our Common Stock involves a high degree of risk. You should carefully consider the risks described below and the other information in this Current Report filed on Form 8-K before investing in our Common Stock. The Company’s business is subject to numerous risk factors, including but not limited to the following:

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Risks Related to Our Business

Our independent auditors have expressed substantial doubt about our ability to continue as a going concern, which may hinder our ability to obtain future financing.

The report of our independent auditors on our financial statements for the year ended December 31, 2013 included an explanatory paragraph indicating that there is substantial doubt about our ability to continue as a going concern. Our auditors’ doubts are based on our incurring significant net loss and our working capital deficit position. Our ability to continue as a going concern will be determined by our ability to obtain additional funding in the short term to enable us to realize the commercialization of our planned business operations. Our financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company was a development stage company that has had no operating history since June 2006, its only revenues are from its subsidiary OELC, LLC.

Until the acquisition of OELC, LLC, the Company had no assets or financial resources other than those it received from advances from shareholders. It will, in all likelihood continue to sustain losses until it is able to reduce its costs of borrowing, increase its revenue and margins, close on an acquisition that is accretive to earnings or additional funding is obtained. This may result in the Company incurring additional net operating losses that will increase continuously until it can secure additional funding or can consummate one of its other anticipated acquisitions. There is no assurance that the Company can identify such a future business opportunity and consummate such a joint venture or business combination.

If we fail to retain our key personnel or if we fail to attract additional qualified personnel, we may not be able to achieve our anticipated level of growth and our business could suffer.

Our future success and ability to implement our business strategy depends, in part, on our ability to attract and retain key personnel, and on the continued contributions of members of our senior management team and key technical personnel, each of whom would be difficult to replace. All of our employees, including our senior management, are free to terminate their employment relationships with us at any time. Competition for highly skilled technical people is extremely intense, and we face challenges identifying, hiring and retaining qualified personnel in many areas of our business. If we fail to retain our senior management and other key personnel or if we fail to attract additional qualified personnel, we may not be able to achieve our strategic objectives and our business could suffer.

Completion of Marketing Concept.

There is no assurance that the Company will be able to implement its marketing concept as planned. Accordingly, the Company may not have sufficient capital to pay the amounts due under the Note(s).

Competition.

There is widespread competition in the lighting industry. Although the Company believes it will enjoy a competitive advantage with the proprietary intellectual property related to its products through its exclusive distribution agreements, other companies may develop competing products. The Company’s competition includes larger, more experienced and stronger capitalized companies than the Company. No assurance can be given that the Company will be able to compete successfully with such competitors in the future. Therefore, investment in the Note, the Warrants and the Common Stock issuable upon exercise or conversion is considered a risky and speculative investment.

General Economic Conditions.

The Company is attempting to exploit a new product at a time of generally recognized national economic slowdown and in particular a slowdown in the building and construction industries. The Company may experience difficulty in selling, even where the Company’s products and services are enthusiastically received.

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Need for Additional Financing.

The Company pursued a strategy of becoming a publicly traded company as part of its acquisition strategy for growth, to the extent that the price of its Common Stock is lower than expected, it may not be in a position to use its equity as consideration for target acquisitions or it may be necessary for the Company to provide the equity holders of potential targets with more equity than it would deem desirable. As a result it may be necessary for the Company to fund these acquisitions with the sale of its equity securities (common or preferred) or with debt. There can be no assurance that the Company’s operations or those of its intended acquisition targets will supply the revenues necessary for such expansion. There can be no assurances given that such financing will be available in the amount required or, if available, that such financing may be obtained on terms satisfactory to the Company.

Our new products may not achieve broad market acceptance, which would prevent us from increasing our revenue and market share.

If we fail to achieve broad market acceptance of new products, there could be an adverse impact on our ability to increase our revenue, gain market share and achieve and sustain profitability. Our ability to achieve broad market acceptance for additional products will be impacted by a number of factors, including:

[] our ability to timely introduce and complete new designs and timely qualify and certify our products;

[] whether the owners of large industrial or commercial facilities will continue to be willing to purchase our products given our current size of operations;

[] our ability to produce LED lighting systems that compete favorably against other solutions on the basis of price, quality, design, reliability and performance;

[] our ability to choose appropriate products from our suppliers that we will be able to modify to comply with local standards and regulatory requirements, as well as potential in-country manufacturing requirements; and

[] our ability to continue to develop and maintain successful relationships with our customers and suppliers.

In addition, our ability to achieve increased market share will depend on our ability to increase sales to commercial, residential and industrial facilities. These potential customers often have in certain cases made substantial investments in other types of lighting systems, which may create challenges for us to achieve their adoption of our LED solutions.

The LED lighting industry is highly competitive and we expect to face increased competition as new and existing competitors introduce competing products, which could negatively impact our results of operations and market share.

Marketing and selling our LED solutions against traditional lighting solutions is highly competitive, and we expect competition to intensify as new and existing competitors enter the LED lighting market. We believe that there are possibly a number of companies developing LED and other products that will compete directly with our LED systems.

Some of our competitors have announced plans to introduce LED products that could compete with our systems. Several of our existing and potential competitors are significantly larger, have greater financial, marketing, distribution, customer support and other resources, are more established than we are, and have significantly better brand recognition. Some of our competitors have more resources to develop or acquire, and more experience in developing or acquiring, new products and technologies and in creating market awareness for these products and technologies. Further, certain competitors may be able to develop new products more quickly than we can and may be able to develop products that are more reliable or which provide more functionality than ours. In addition, some of our competitors have the financial resources to offer competitive products at aggressive or below-market pricing levels, which could cause us to lose sales or market share or require us to lower prices for our LED systems in order to compete effectively. If we have to reduce our prices by more than we anticipated, or if we are unable to offset any future reductions in our average selling prices by increasing our sales volume, reducing our costs and expenses or introducing new products, our gross profit would suffer.

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A drop in the price of electricity derived from the utility grid or from alternative energy sources may harm our business, financial condition and results of operations.

We believe that a decision to purchase an LED system is strongly influenced by the cost of electricity. Decreases in the prices of electricity would make it more difficult for all LED systems to compete. In particular, growth in unconventional natural gas production and an increase in global liquefied natural gas capacity are expected to keep natural gas prices relatively low for the foreseeable future. Persistent low natural gas prices, lower prices of electricity produced from other energy sources, such as nuclear power, or improvements to the utility infrastructure could reduce the retail price of electricity from the utility grid, making the purchase of an LED less economically attractive and lowering sales of our LED lighting systems. In addition, energy conservation technologies and public initiatives to reduce demand for electricity also could cause a fall in the retail price of electricity from the utility grid which could negatively impact our sales.

Energie LLC depends upon a few manufacturers. Our operations could be disrupted if we encounter problems with these manufacturers.

We have limited internal manufacturing capabilities, and rely primarily upon the products of third party manufacturers. Our manufacturing facility is focused largely on assembly and modification of existing products manufactured by third parties overseas. Our reliance on those manufacturers makes us vulnerable to possible capacity constraints and reduced control over component availability, delivery schedules, manufacturing yields and costs.

The revenues that our manufacturers generate from our orders may represent a relatively small percentage of their overall revenues. As a result, fulfilling our orders may not be considered a priority in the event of constrained ability to fulfill all of their customer obligations in a timely manner. In addition, the facilities in which our products are manufactured are located outside of the United States. We believe that the location of these facilities outside of the United States increases supply risk, including the risk of supply interruptions or reductions in manufacturing quality or controls.

If our manufacturers were unable or unwilling to manufacture our products in required volumes and at high quality levels or renew existing terms under supply agreements, we would have to identify, qualify and select acceptable alternative manufacturers. An alternative contract manufacturer may not be available to us when needed or may not be in a position to satisfy our quality or production requirements on commercially reasonable terms, including price. Further, in most instances the products we purchase from any particular manufacturer are proprietary to that manufacturer and it would not be possible to source the same product from another manufacturer. Any significant interruption in manufacturing would require us to reduce our supply of products to our customers, which in turn would reduce our revenues, harm our relationships with our customers and damage our relationships with our distributors and end customers and cause us to forego potential revenue opportunities.

If we are unable to effectively develop, manage and expand our distribution channels for our products, our operating results may suffer.

If we are unable to effectively penetrate additional business channels or develop alternate channels to ensure our products are reaching the appropriate customer base, our financial results may be adversely impacted. In addition, if we successfully penetrate or develop these channels, we cannot guarantee that customers will accept our products or that we will be able to deliver them in the timeline established by our customers.

We intend to sell a substantial portion of our products to electrical distributors. We will rely on our lighting sales agents to develop and expand their customer base as well as anticipate demand from their customers. If they are not successful, our growth and profitability may be adversely impacted.

The markets in which we operate are highly competitive and have evolving technical requirements.

The markets for our products are highly competitive. In the LED market, we compete with companies that manufacture or sell LED chips and LED components as well as those that sell LED lighting products. Competitors continue to offer new LED products with aggressive pricing and improved performance. Competitive pricing pressures may change and could impact our gross margins.

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We will operate in an industry that is subject to significant fluctuation in supply and demand that affects our LED revenue and profitability.

The LED lighting industry is in the early stages of adoption and is characterized by constant and rapid technological change, rapid product obsolescence and price erosion, evolving standards, short product life-cycles and fluctuations in product supply and demand. The industry has experienced significant fluctuations, often in connection with, or in anticipation of product cycles and declines in general economic conditions. These fluctuations have been characterized by lower product demand, production overcapacity, higher inventory levels and increased pricing pressure.

The adoption of or changes in government and/or industry policies, standards or regulations relating to the efficiency, performance or other aspects of LED lighting or changes in government and/or industry policies, standards or regulations that discourage the use of certain traditional lighting technologies, could impact the demand for our LED products.

The adoption of or changes in government and/or industry policies, standards or regulations relating to the efficiency, performance or other aspects of LED lighting may impact the demand for our LED products. Demand for our LED products may also be impacted by changes in government and/or industry policies, standards or regulations that discourage the use of certain traditional lighting technologies. For example, the Energy Independence and Security Act of 2007 in the United States imposed constraints on the sale of incandescent lights which began in 2012. These constraints may be eliminated or delayed by legislative action, which could have a negative impact on demand for our products.

Depressed general economic conditions, including the strength of the construction market, may adversely affect our operating results and financial condition.

Our business is sensitive to changes in general economic conditions, both inside and outside the United States. An economic downturn may adversely impact our business. Sales of our lighting products depend significantly upon the level of new building and renovation construction, which is affected by commercial and housing market trends, interest rates and the weather. In addition, due to the seasonality of construction and the sales of lighting products, our revenue and income have tended to be significantly lower in the first quarter of each year. We may experience substantial fluctuations in our operating results from period to period as a consequence of these factors. Slow growth in the economy or an economic downturn could adversely affect our ability to meet our working capital requirements and growth objectives, or could otherwise adversely affect our business, financial condition and results of operations. As a result, any general or market-specific economic downturns, particularly those affecting new building construction and renovation, or that cause end-users to reduce or delay their purchases of lighting products, services, or retrofit activities, would have a material adverse effect on our business, cash flows, financial condition and results of operations.

Our operating results may fluctuate due to factors that are difficult to forecast and not within our control.

Our past operating results may not be accurate indicators of future performance, and you should not rely on such results to predict our future performance. Our operating results have fluctuated significantly in the past, and could fluctuate in the future. Factors that may contribute to fluctuations include:

[] changes in aggregate capital spending, cyclicality and other economic conditions, or domestic and international demand in the industries we serve;

[] our ability to effectively manage our working capital;

[] our ability to satisfy consumer demands in a timely and cost-effective manner;

[] pricing and available of labor and materials;

[] our inability to adjust certain fixed costs and expenses for changes in demand;

[] seasonal fluctuations in demand and our revenue; and

[] disruption in component supply from foreign vendors.

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If LED lighting technology fails to gain widespread market acceptance or we are unable to respond effectively as new lighting technologies and market trends emerge, our competitive position and our ability to generate revenue and profits may be harmed.

To be successful, we depend on continued market acceptance of our existing LED technology. Although adoption of LED lighting continues to grow, the use of LED lighting products for general illumination is in its early stages, is still limited and faces significant challenges. Potential customers may be reluctant to adopt LED lighting products as an alternative to traditional lighting technology because of its higher initial cost or perceived risks relating to its novelty, reliability, usefulness, light quality and cost-effectiveness when compared to other established lighting sources available in the market. Changes in economic and market conditions may also affect the marketability of some traditional lighting technologies such as declining energy prices in certain regions or countries may favor existing lighting technologies that are less energy efficient, reducing the rate of adoption for LED lighting products in those areas. Even if LED lighting products continue to achieve performance improvements and cost reductions, limited customer awareness of the benefits of LED lighting products, lack of widely accepted standards governing LED lighting products and customer unwillingness to adopt LED lighting products in favor of entrenched solutions could significantly limit the demand for LED lighting products and adversely impact our results of operations. In addition, we will need to keep pace with rapid changes in LED technology, changing customer requirements, new product introductions by competitors and evolving industry standards, any of which could render our existing products obsolete if we fail to respond in a timely manner. Development of new products incorporating advanced technology is a complex process subject to numerous uncertainties. We have previously experienced, and could in the future, experience delays in the introduction of new products. If effective new sources of light other than LEDs are discovered, our current products and technologies could become less competitive or obsolete. If others develop innovative proprietary lighting technology that is superior to ours, or if we fail to accurately anticipate technology and market trends, respond on a timely basis with our own development of new products and enhancements to existing products, and achieve broad market acceptance of these products and enhancements, our competitive position may be harmed and we may not achieve sufficient growth in our net sales to attain or sustain profitability.

If we are unable to manage any future growth effectively, our profitability and liquidity could be adversely affected.

Our ability to achieve our desired growth depends on our execution in functional areas such as management, sales and marketing, and general administration and operations. To manage any future growth, we must continue to improve our distribution, operational and financial processes and systems and expand, train and manage our employee base. If we are unable to manage our growth effectively, our business and results of operations could be adversely affected.

If we are not able to compete effectively against companies with greater resources, our prospects for future success will be jeopardized.

The lighting industry is highly competitive. In the high performance lighting markets in which we sell our advanced lighting systems, our products compete with lighting products utilizing traditional lighting technology provided by many vendors. Additionally, in the advanced lighting markets in which we have primarily competed to date, competition has largely been fragmented among a number of small manufacturers. However, some of our competitors, particularly those that offer traditional lighting products, are larger, established companies with greater resources to devote to research and development, manufacturing and marketing, as well as greater brand recognition.

Moreover, we expect to encounter competition from an even greater number of companies in the general lighting market. Our competitors are expected to include the large, established companies in the general lighting industry, such as GE, Inc., Osram Sylvania, CREE, Inc. and Royal Philips Electronics. Each of these competitors has undertaken initiatives to develop LED technology. These companies have global marketing capabilities and substantially greater resources to devote to research and development and other aspects of the development, manufacture and marketing of LED lighting products than we possess. The relatively low barriers to entry into the lighting industry and the limited proprietary nature of many lighting products also permit new competitors to enter the industry easily.

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In each of our markets, we also anticipate the possibility that LED manufacturers, including those that currently supply us with LEDs, may seek to compete with us. Our competitors’ lighting technologies and products may be more readily accepted by customers than our products. Moreover, if one or more of our competitors or suppliers were to merge with one another, the change in competitive landscape could adversely affect our competitive position. Additionally, to the extent that competition in our markets intensifies, we may be required to reduce our prices in order to remain competitive. If we do not compete effectively, or if we reduce our prices without making commensurate reductions in our costs, our net sales and profitability and our future prospects for success may be harmed.

We depend on independent sales representatives for a substantial portion of our net sales, and the failure to manage our relationships with these third parties, or the termination of these relationships, could cause our net sales to decline and harm our business.

We rely significantly on indirect sales channels to market and sell our products. Most of our products are sold through third-party independent sales representatives. In addition, these parties provide technical sales support to end-users. Our current agreements within these sales channels are generally non-exclusive, meaning they can sell products of our competitors. We anticipate that any such agreements we enter into in the future will be on similar terms. Furthermore, our agreements are generally short-term, and can be cancelled by these sales channels without significant financial consequence. We cannot control how these sales representatives perform and cannot be certain that we or end-users will be satisfied by their performance. If these sales representatives significantly change their focus away from us, or change their historical pattern of selling products from us, there could be a significant impact on our net sales and profits.

Our products could contain defects or they may be installed or operated incorrectly, which could reduce sales of those products or result in claims against us.

Despite product testing, defects may be found in our existing or future products. This could result in, among other things, a delay in the recognition or loss of net sales, loss of market share or failure to achieve market acceptance. These defects could cause us to incur significant warranty, support and repair costs, divert the attention of our engineering personnel from our product development efforts, and harm our relationship with our customers. The occurrence of these problems could result in the delay or loss of market acceptance of our lighting products and would likely harm our business. Some of our products use line voltages (such as 120 or 277 AC), which involve enhanced risk of electrical shock, injury or death in the event of a short circuit or other malfunction. Defects, integration issues or other performance problems in our lighting products could result in personal injury or financial or other damages to end-users or could damage market acceptance of our products. Our customers and end-users could also seek damages from us for their losses. A product liability claim brought against us, even if unsuccessful, would likely be time consuming and costly to defend.

The cost of compliance with environmental, health and safety laws and regulations could adversely affect our results of operations or financial condition.

We are subject to a broad range of environmental, health, and safety laws and regulations. These laws and regulations impose increasingly stringent environmental, health, and safety protection standards and permitting requirements regarding, among other things, air emissions, wastewater storage, treatment, and discharges, the use and handling of hazardous or toxic materials, waste disposal practices, the remediation of environmental contamination, and working conditions for our employees. Some environmental laws, such as Superfund, the Clean Water Act, and comparable laws in U.S. states and other jurisdictions world-wide, impose joint and several liability for the cost of environmental remediation, natural resource damages, third party claims, and other expenses, without regard to the fault or the legality of the original conduct, on those persons who contributed to the release of a hazardous substance into the environment. We may also be affected by future laws or regulations, including those imposed in response to energy, climate change, geopolitical, or similar concerns. These laws may impact the sourcing of raw materials and the manufacture and distribution of our products and place restrictions and other requirements on the products that we can sell in certain geographical locations.

Energie LLC operations rely on international suppliers and are subject to risks associated with operating in international markets.

All of our products originate from foreign suppliers. International business operations are subject to inherent risks, including, among others:

[] difficulty in enforcing agreements through foreign legal systems,

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[] unexpected changes in regulatory requirements, tariffs, and other trade barriers or restrictions,

[] potentially adverse tax consequences,

[] the burdens of compliance with the U.S. Foreign Corrupt Practices Act, similar anti-bribery laws in other countries, and a wide variety of foreign laws,

[] import and export license requirements and restrictions of the United States and each other country in which we operate,

[] exposure to different legal standards and reduced protection for intellectual property rights in some countries,

[] currency fluctuations and restrictions, and

[] political, social, and economic instability, including war and the threat of war, acts of terrorism, pandemics, boycotts, curtailment of trade or other business restrictions.

If we do not anticipate and effectively manage these risks, these factors may have a material adverse impact on our sales, thus lowering our total revenues.

We believe that certification and compliance issues are critical to adoption of our lighting systems, and failure to obtain such certification or compliance would harm our business.

We are required to comply with certain legal requirements governing the materials in our products. Although we are not aware of any efforts to amend any existing legal requirements or implement new legal requirements in a manner with which we cannot comply, our net sales might be adversely affected if such an amendment or implementation were to occur.

Moreover, although not legally required to do so, we strive to obtain certification for substantially all our products. In the United States, we seek certification on substantially all of our products from Underwriters Laboratories (UL®) or Intertek Testing Services (ETL®). Although we believe that our broad knowledge and experience with electrical codes and safety standards have facilitated certification approvals, we cannot ensure that we will be able to obtain any such certifications for our new products or that, if certification standards are amended, that we will be able to maintain such certifications for our existing products. Moreover, although we are not aware of any effort to amend any existing certification standard or implement a new certification standard in a manner that would render us unable to maintain certification for our existing products or obtain ratification for new products, our net sales might be adversely affected if such an amendment or implementation were to occur.

Failure to effectively estimate employer-sponsored health insurance premiums and incremental costs due to the Affordable Healthcare Act could materially and adversely affect our results of operations, financial position, and cash flows.

In March 2010, the United States federal government enacted comprehensive health care reform legislation, which, among other things, includes guaranteed coverage requirements, eliminates pre-existing condition exclusions and annual and lifetime maximum limits, restricts the extent to which policies can be rescinded, and imposes new taxes on health insurers, self-insured companies, and health care benefits. The legislation imposes implementation effective dates that began in 2010 and extend through 2020 with many of the changes requiring additional guidance from federal agencies and regulations. Possible adverse effects could include increased costs, exposure to expanded liability, and requirements for us to revise the ways in which healthcare and other benefits are provided to employees. We continue to monitor the potential impacts the health care reform legislation will have on our financial results.

We may be subject to legal claims against us or claims by us which could have a significant impact on our resulting financial performance.

At any given time, we may be subject to litigation, the disposition of which may have an adverse effect upon our business, financial condition, or results of operation.

Energie LLC has significant exposure to economic risk in Europe because the majority of our supply partners are located in Europe.

Because the majority of our products are manufactured by European suppliers, we are subject to all of the general European economic risks faced by them.

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Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union (“EMU”), which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. A default or debt restructuring by any European country, such as the restructuring of Greece’s outstanding sovereign debt, can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their businesses as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by Greece and other countries of their sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Many European countries continue to suffer from high unemployment rates

The costs to meet the Company’s reporting requirements as a public company subject to the Exchange Act of 1934 are substantial and may result in the Company having insufficient funds to operate.

The Company will incur ongoing expenses associated with professional fees for accounting and legal expenses associated with being a public company. Those fees will be higher if the Company’s business volume and activity increases. It will also be time-consuming, difficult and costly for us to develop and implement the internal controls and reporting procedures required by the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act. Certain members of our management have limited or no experience operating a company whose securities are listed on a national securities exchange or with the rules and reporting practices required by the federal securities laws and applicable to a publicly traded company. We will need to recruit, hire, train and retain additional financial reporting, internal control and other personnel in order to develop and implement appropriate internal controls and reporting procedures. If we are unable to comply with the internal controls requirements of the Sarbanes-Oxley Act, we may not be able to obtain the independent accountant certifications required by the Sarbanes-Oxley Act.  Those obligations will reduce the Company’s ability to fund operations and may prevent the Company from meeting normal business obligations.

If we fail to establish and maintain an effective system of internal controls, we may not be able to report our financial results accurately. Any inability to report and file our financial results accurately and timely could harm our business and adversely affect the trading price of our common stock.

We are currently not required to establish and maintain internal controls over financial reporting and disclosure controls and procedures and or comply with other requirements of the Sarbanes-Oxley Act and the rules promulgated by the SEC. At present, we have not instituted internal controls and it will take time to implement them. Further, we currently only have one officer and director so as a practical matter, it is not possible to maintain a system of checks and balances. Even when we are able to recruit a new Chief Financial Officer, our management, including our Chief Executive Officer and Chief Financial Officer, will not be able to guarantee that our internal controls and disclosure controls and procedures will prevent all possible errors. Because of the inherent limitations in all control systems, no system of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected. These inherent limitations include the possibility that judgments in decision-making can be faulty and subject to simple error or mistake. Furthermore, controls can be circumvented by individual acts of some persons, by collusion of two or more persons, or by management override of the controls. The design of any system of controls is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions. Over time, a control may become inadequate because of changes in conditions or the degree of compliance with policies or procedures may deteriorate. Because of inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and may not be detected.

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Risks Related to our Securities

Limited Operating Experience as a Publicly Traded Company.

The Company’s management has operated as a private company for approximately 12 years however, neither Énergie nor its management has ever operated as a public company. There are additional demands on management as a result of becoming a publicly traded company including but not limited to the additional time and expense associated with preparing and filing reports with the Securities and Exchange Commission and raising necessary working capital with a market established price for its Common Stock. While management believes that the benefits associated with being a publicly traded company outweigh the costs, these additional demands on management’s time and resources could have a negative impact on the Company and its operations.

We incur significant costs as a result of being a public company and our management is required to devote substantial time and financial resources to meet compliance obligations.

As a public company reporting to the Securities and Exchange Commission, we incur significant legal, accounting, investor relations, board compensation and other expenses. We are subject to the reporting requirements of the Securities Exchange Act of 1934, and the Sarbanes-Oxley Act of 2002, including section 404 that requires that we annually evaluate and report on our systems of internal controls. In the future, there may be material weaknesses in our internal controls that would be required to be reported in future Annual Reports on Form 10-K and/or Quarterly Reports on Form 10-Q. A negative reaction by the equity markets to the reporting of a material weakness could cause our stock price to decline.

Limitation of Officer and Director Liability/Indemnification.

The Company’s certificate of incorporation contains a provision, which, in substance, eliminates the personal liability of the officers and directors of the Company and its shareholders for monetary damages for breaches of their fiduciary duties as officers and directors to the fullest extent permitted by Delaware law.

Our Common Stock trades on the OTCQB.

Our Common Stock is currently listed for trading on the OTCQB, which is generally considered to be a less efficient market than markets such as NASDAQ or other national exchanges, and which may cause difficulty in conducting trades and difficulty in obtaining future financing. For companies whose securities are traded on the OTCQB, it is more difficult: (i) to obtain accurate quotations, (ii) to obtain coverage for significant news events because major wire services, such as the Dow Jones News Service, generally do not publish press releases about such companies, and (iii) to obtain needed capital.

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There is a limited public market for our Common Stock.

There is currently a limited public market for the Common Stock. Holders of our Common Stock may, therefore, have difficulty selling their Common Stock, should they decide to do so. In addition, there can be no assurances that such markets will continue or that any shares of Common Stock will be able to be sold without incurring a loss. Any such market price of the Common Stock may not necessarily bear any relationship to our book value, assets, past operating results, financial condition or any other established criteria of value, and may not be indicative of the market price for the Common Stock in the future. Further, the market price for the Common Stock may be volatile depending on a number of factors, including business performance, industry dynamics, news announcements or changes in general economic conditions.

As a “thinly-traded” stock, large sales can and have placed negative pressure on our Common Stock price.

Our Common Stock trades over-the-counter on the OTCQB Marketplace under the symbol ELED, which generally lacks the liquidity, research coverage and institutional investors following of a national stock exchange. Our Common Stock is generally considered to be “thinly-traded.” Additionally, we may enter into in the future, financing or acquisition transactions resulting in a large number of newly issued shares that become immediately tradable or tradable simultaneously in the future. These factors, coupled with a limited number of market makers, impairs the liquidity of our stock, not only the number of shares that can be bought and sold, but also possible delays in the timing of transactions, and lower prices for our Common Stock than might otherwise prevail. This could make it difficult or impossible for an investor to sell shares of our Common Stock within a desired timeframe or to obtain a desired price. Any efforts in the future to list our Common Stock on a national stock exchange will require satisfaction of the initial listing standards for such an exchange, and we currently do not, and may not ever, satisfy those listing standards.

In addition, from time to time, certain of our shareholders may be eligible to sell all, or a portion of, their shares of Common Stock by means of ordinary brokerage transactions in the open market pursuant to Rule 144, promulgated under the Securities Act of 1933, or under effective resale prospectuses. Any substantial sale of our Common Stock pursuant to Rule 144 or any resale prospectus may have an adverse effect on the market price of our securities.

The costs to meet the Company’s reporting requirements as a public company subject to the Exchange Act of 1934 are substantial and may result in the Company having insufficient funds to operate.

The Company will incur ongoing expenses associated with professional fees for accounting and legal expenses associated with being a public company. Those fees will be higher if the Company’s business volume and activity increases. It will also be time-consuming, difficult and costly for us to develop and implement the internal controls and reporting procedures required by the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act. Certain members of our management have limited or no experience operating a company whose securities are listed on a national securities exchange or with the rules and reporting practices required by the federal securities laws and applicable to a publicly traded company. We will need to recruit, hire, train and retain additional financial reporting, internal control and other personnel in order to develop and implement appropriate internal controls and reporting procedures. If we are unable to comply with the internal controls requirements of the Sarbanes-Oxley Act, we may not be able to obtain the independent accountant certifications required by the Sarbanes-Oxley Act. Those obligations will reduce the Company’s ability to fund operations and may prevent the Company from meeting normal business obligations.

If we fail to establish and maintain an effective system of internal controls, we may not be able to report our financial results accurately. Any inability to report and file our financial results accurately and timely could harm our business and adversely affect the trading price of our common stock.

We are required to establish and maintain internal controls over financial reporting and disclosure controls and procedures and to comply with other requirements of the Sarbanes-Oxley Act and the rules promulgated by the SEC. At present, we have instituted internal controls, but it may take time to implement them fully. Our management, including our Chief Executive Officer and Chief Financial Officer, cannot guarantee that our internal controls and disclosure controls and procedures will prevent all possible errors. Because of the inherent limitations in all control systems, no system of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected. These inherent limitations include the possibility that judgments in decision-making can be faulty and subject to simple error or mistake. Furthermore, controls can be circumvented by individual acts of some persons, by collusion of two or more persons, or by management override of the controls.

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The design of any system of controls is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions. Over time, a control may become inadequate because of changes in conditions or the degree of compliance with policies or procedures may deteriorate. Because of inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and may not be detected.

The Company’s Common Stock may be subject to penny stock regulations which may make it difficult for investors to sell their stock.

The Securities and Exchange Commission has adopted rules that regulate broker-dealer practices in connection with transactions in “penny stocks”. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from those rules, deliver a standardized risk disclosure document prepared by the Commission, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. The broker-dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker-dealer and salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer's account. In addition, the penny stock rules require that, prior to a transaction in a penny stock not otherwise exempt from those rules, the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for a stock that becomes subject to the penny stock rules. If the Company’s common stock becomes subject to the penny stock rules, holders of the Company’s shares may have difficulty selling those shares.

Item 2.      Financial Information.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Except for the historical information contained herein, the matters discussed in this management’s discussion and analysis of financial condition and results of operations (“MD&A”), may include forward-looking statements that involve certain risks and uncertainties.  Actual results may differ from those anticipated by us as a result of various factors, both foreseen and unforeseen, including, but not limited to economic, competitive, governmental and technological factors that could affect our ability to achieve our goals.

This MD&A is provided as a supplement to the consolidated financial statements and notes thereto included elsewhere in this Form 8-K (this “Report”) in order to enhance your understanding of our results of operations and financial condition and should be read in conjunction with, and is qualified in its entirety by, the consolidated financial statements and related notes thereto included elsewhere in this Report.  Historical results of operations, percentage margin fluctuations and any trends that may be inferred from the discussion below are not necessarily indicative of the operating results for any future period.  Our MD&A is organized as follows:

•	Company Overview. This section provides a more detailed description of our Company, operating segments, products and services offered.
•	Critical Accounting Policies and Estimates. This section discusses those accounting policies that are considered important to the evaluation and reporting of our financial condition and results of operations, and whose application requires us to exercise subjective or complex judgments in making estimates and assumptions. In addition, all of our significant accounting policies, including our critical accounting policies, are summarized in Note 2, “Summary of Significant Accounting Policies,” of our notes to consolidated financial statements included elsewhere in this Report.
•	Overview of Results of Operations. These sections provide our analysis and outlook for the significant line items on our consolidated statements of income, as well as other information that we deem meaningful to understand our results of operations.
•	Liquidity and Capital Resources. This section provides an analysis of our liquidity and cash flows.
•	New Accounting Pronouncements. This section provides a summary of the most recent authoritative accounting standards and guidance that have either been recently adopted by us or may be adopted in the future.

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Company Overview

Energie Holdings, Inc. is focused on growing and acquiring specialized LED lighting companies for the architecture and interior design markets for both commercial and residential interiors. The lighting products will include both conventional fixtures and advanced solid-state technology that can integrate with digital controls and day-lighting to create energy efficiencies and a better visual environment. Our objective is to grow, innovate, and fully capture the rapidly growing lighting market opportunities associated with solid state lighting. The management team and advisory board is comprised of experienced executives in the lighting industry with recent specific focus on the LED lighting industry. The group has over 300 years of combined experience in this industry.

Critical Accounting Policies

Our significant accounting policies are more fully described in Note 1 to our financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues, and expenses, and the related disclosures of contingent assets and liabilities. Actual results could differ from those estimates under different assumptions or conditions.

Overview of Results of Operations

The following selected comparative financial information for the three months ended March 31, 2014 and 2013, and the year ended December 31, 2013 and 2012 have been derived from and should be read in conjunction with OELC, LLC’s financial statements for the three months ended March 31, 2014 and 2013, and the fiscal years ended December 31, 2013 and 2012 included in this Report.

Results of Operations for the Three-Month Period Ended March 31, 2014 and 2013

	Three months ended March 31,
	2014	2013	Change	%
Sales revenue	$ 164,609	$ 779,772	$ (615,163)	(79)%
Cost of revenue	(70,102)	(427,422)	357,320	(84)%
Gross profit	94,507	352,350	(257,843)	(73)%

Total operating expenses	298,234	399,664	(101,430)	(25)%

Interest expense	(87,570)	(55,141)	(32,429)	59%
Other income (expense)	26,524	2,064	24,460	1,185%

Net loss	$ (264,773)	$ (100,391)	$ (164,382)	164%

Gross profit

Sales revenue decreased because we had an unusually large order in the first quarter of 2013 and a slower than usual first quarter in 2014, as we did not have the working capital to maintain sales levels. Cost of revenue decreased proportionally to the decrease in revenues.

Operating expenses

This decrease is primarily due to lower commission expense, which corresponds to the decrease in revenue over the same periods.

Interest expense

This increase is due to additional debt.

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 Other income (expense)

Other income includes amounts spent on behalf of Energie Holdings, Inc. to fund costs associated with the Share Exchange Agreement, which increased in 2014 over the first quarter of 2013. Other income is offset by the expense associated with factoring our accounts receivable, which had decreased activity in 2014 over 2013, as we move towards collecting our receivables rather than factoring them.

Results of Operations for the Year Ended December 31, 2013 and 2012

	Year ended December 31,
	2013	2012	Change	%
Sales revenue	$ 1,733,373	$ 2,020,126	$ (286,753)	(14)%
Cost of revenue	(758,739)	(894,572)	135,833	(15)%
Gross profit	974,634	1,125,554	(150,920)	(13)%

Total operating expenses	1,621,696	1,589,346	32,350	2%

Interest expense	(421,787)	(381,314)	(40,473)	11%
Other income (expense)	114,251	(63,113)	177,364	(281)%

Net loss	$ 954,598	$ 908,219	$ 46,379	5%

Gross profit

Sales revenue decrease is due to a few factors, including the existence of a large order in 2012 that did not have a counterpart in 2013, the overall softness in the commercial construction industry, and the accelerated shift to LED fixtures that the company was not able to keep up with due to an overall lack of funding necessary for development and product launch costs. Cost of revenue decreased proportionally to the decrease in revenues.

Operating expenses

This increase was driven by having more sales in 2013 by third party sales representatives and distributors, which led to higher commission expense of approximately $85,000, which was partially offset by decreases in most other categories, as we tried to control spending due to a limitation of funding.

Interest expense

This increase is due to additional debt.

Other income (expense)

Other income includes amounts spent on behalf of Energie Holdings, Inc. to fund costs associated with the Share Exchange Agreement, which increased in 2013 over 2012. Other income is offset by the expense associated with factoring our accounts receivable, which had decreased activity in 2013 over 2012, as we move towards collecting our receivables rather than factoring them.

Liquidity and Capital Resources

Cash and cash equivalents decreased to $37,874 at December 31, 2013 from $59,171 at December 31, 2012. Net accounts receivable increased to $714,508 at December 31, 2013 from $296,612 at December 31, 2012. This increase is due to an increase in accounts receivable from Energie Holdings, Inc., partially offset by a decrease in trade receivables, which corresponds to a decrease in revenue over the same periods.

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During the year ended December 31, 2013 and the three month period ended March 31, 2014, OELC, LLC and Energie, LLC’s primary source of cash was loans from related parties.

Off-Balance Sheet Arrangements

We had no off-balance sheet arrangements as of December 31, 2013 and 2012.

Inflation

We do not believe that inflation has had a material effect on our Company’s results of operations.

Recently Issued Accounting Pronouncements

There are no recently issued accounting pronouncements that are expected to have a material impact on the financial statements or notes thereto.

Going Concern and Managements Plan

The Company’s financial statements for the year ended December 31, 2013 and 2012 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company reported a net loss of $954,598 for the year ended December 31, 2013 and a net loss of $908,219 for the year ended December 31, 2012. The Company also had members’ deficit of $2,331,823 at December 31, 2013 and negative working capital of $3,486,489 at December 31, 2013.

The future success of the Company is dependent on its ability to attract additional capital, or to find an acquisition to add value to its present shareholders and ultimately, upon its ability to develop future profitable operations. There can be no assurance that the Company will be successful in obtaining such financing, or that it will attain positive cash flow from operations for the next annual period.

Item 3. Property

Headquarters - Neither the Company nor its subsidiary Énergie, LLC own the property from which they operate their business. The Company’s headquarters are located at 4885 Ward Road, Suite 300, Wheat Ridge, Colorado 80033 and are used by the Company for administration and accounting support. The Company’s headquarters is approximately 6,000 square feet and is under a seven year lease at approximately $4,415 base rent with approximately $2,330 in monthly shared expenses. This facility houses sales, marketing, customer service, product development and accounting activities for the Énergie, LLC. The facility is also used to train agents and provide educational seminars for architects, designers and specifiers within a classroom environment and fixture showroom.

Manufacturing - Énergie LLC’s production, assembly and fulfillment is handled from a 23,000 square foot facility located at 200 E. Garfield Avenue in Zeeland, Michigan. This facility is leased from Symbiote Inc. which became a shareholder of the Company following the Closing under the Exchange Agreement. This facility holds inventory and assembles finished goods to fulfill customer orders. Production engineering, production management and production services are all accomplished from this facility. This facility is approximately 23,000 square feet and is under a lease with approximately 4 years remaining at approximately $6,000 base rent with approximately $2,000 in monthly shared expenses

Item 4. Security Ownership of Certain Beneficial Owners and Management.

Immediately after the Closing, 51,400,000 shares of Common Stock are expected to be issued and outstanding after taking into effect the shares of Common Stock to be issued into and released from escrow. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable.  Beneficial ownership is determined in accordance with the rules of the SEC.

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Beneficial Owner	No. of Securities	Percentage Ownership

Directors and Officers(6)(7)
Harold Hansen (1)	11.696,631	22.93%
Richard Cole Dennard (2)	-	*
Lee Barratt (3)	-	*
Veda Ferlazzo Clark (4)	-	*

5% Beneficial Owners
Symbiote Inc.(5)	6,930,940	13.59%

Total Officers and Directors	18,627,571	36.52%

Total Outstanding	51,400,000

*Represents less than 1%

(1) Harold (Hal) Hansen is the President, Chief Executive Officer and Director of the Company

(2) Richard Cole Dennard is the Chief Financial Officer

(3) Lee Barratt is the Corporate Secretary of the Company

(4) Veda Ferlazzo Clark is the Chief Development Officer of the Company

(5) Symbiote Inc. is a share holder, landlord in Zeeland , Michigan and provider of human resource services

(6) Justin Kerns is the Chief Operating Officer of our Énergie, LLC subsidiary but is not an officer or director of the Company. He holds 2,459,337 shares of the Company’s Common Stock or 4.82% of the issued and outstanding shares of the Company’s Common Stock. Similarly Joseph Durzo is an Executive Vice President of our Énergie, LLC subsidiary but is not an officer or director of the Company, he holds 2,071,980 shares of the Company’s Common Stock or 4.06% of the issued and outstanding shares of the Company’s Common Stock. As stated, the table above excludes the holdings of these individuals because they are not officers or directors of the Company, if their shares were to be included, the total number of shares held would be 19,815,08045.04% of the issued and outstanding shares of Common Stock.

(7) This table excludes the shares issuable upon the exercise of any stock options that the Company may grant if it adopts an employee stock option plan. Currently the Company has not adopted such a plan but it intends to do so and in its employment agreements it has committed to grant options to purchase shares of its Common Stock once such a plan is adopted...

Changes in Control

Reference is made to Item 2.01 and Item 5.01 for a description of the change in control of the Company as a result of the transactions disclosed herein.

Item 5. Directors and Executive Officers

The following table sets forth certain information regarding the Company’s directors, Key Contractors and executive officers following the Share Exchange.

Name	Age	Position
Harold Hansen	66	President, Chief Executive Officer and Director
Richard Cole Dennard	35	Chief Financial Officer
Lee Barratt	65	Corporate Secretary
Veda Ferlazzo Clark	60	Chief Development Officer

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Harold (Hal) Hansen: President, Chief Executive Officer and Director: (66) Mr. Hansen is also the founder, CEO and Managing Member of Énergie, LLC. He has held senior executive-level positions in general management, marketing, product development, sales management, and in product, market, and corporate development for major U. S. companies. Mr. Hansen has had additional experience in international business projects in Canada, Mexico, Western Europe, and in the People's Republic of China. He has a broad background in the development and implementation of strategic and tactical marketing and business plans as well as in the development and delivery of the education, training, and communication programs needed to implement the plans. As a business consultant since 1983, he helped companies (ranging from divisions of large multi-national manufacturers and service organizations to start-ups) increase their sales volume and profitability. Along with a consulting engagement with Peerless Lighting, he has developed international lighting importing projects for Zumtobel/Staff and ERCO before becoming the temporary Vice President of Marketing and Sales for Focal Point Lighting. During these projects he designed and implemented programs that established and implemented new or expanded entries of international lighting into the US market.

Richard Cole Dennard: Chief Financial Officer: (35) Mr. Dennard acts as our Chief Financial Officer and has been working with Énergie, LLC since early 2012. He is a seasoned accounting and finance professional with a diverse background in a variety of industries, including companies in the manufacturing, distribution, energy services, insurance and professional services industries. Mr. Dennard worked in the assurance practice at Deloitte & Touche LLP for seven years. For the last 5 years, Mr. Dennard has been a partner for a regional consulting firm, NOW CFO.

Lee Barratt: Corporate Secretary (65) Mr. Barratt has a varied background in public finance and business operations. His fifteen-year career in this area has been with several state and school organizations of varying size and capital assets. In these organizations he acted as the Chief Financial Officer or as the Director of Business and Finance providing the organization and oversight to make them a success. One of these companies was Énergie, LLC, where he learned the basic business requirements and the product development process in the lighting industry. This background will be useful in his new role with Energie Holdings in providing oversight and the establishment of administrative operations. Mr. Barratt additionally brings a great deal of large organization experience from his career in the US Navy. During his 26-year career in the Navy he served on multiple ship and shore establishment both as an enlisted man and an officer. His background in the construction, maintenance, and repair of all manner of ships included the planning, preparations and completion of all work. This included the forecasting of all manpower and materials needs as well as other financial requirement. Mr. Barratt holds Bachelor and Masters degrees in Economics from the University of Colorado at Denver.

Veda Ferlazzo Clark: Chief Development Officer (60) Ms. Clark is an experienced leader combining general management, operating experience, board governance, and consulting background within a broad range of industries including technology products, software, LED lighting, and manufacturing. She has a consistent record of aligning strategy and operations to meet revenue and profit targets, customer needs, and market opportunities. Ms. Clark is adept at driving new technology and innovation, developing a culture of accountability and continuous improvement, and leading sustainability and energy efficiency mandates, both in terms of products and operations. She is a collaborative, analytical leader known for setting clear strategic direction, actionable operating plans, and key performance indicators that drive productivity and employee engagement at all levels. Her successful experience as President and Chief Executive Officer, Board Director and ESOP Trustee of LITECONTROL CORP., as well as CEO of other technology companies will be critical to our success in acquisitions and growth of our target companies. Ms. Clark is a Six Sigma Black Belt. She was selected to join the executive program of the NEW ENGLAND CLEAN ENERGY COUNCIL’S Leading Clean Energy Ventures. She holds a Master of Business Administration from Boston University.

Energie Holdings Inc. - Business Advisory Group:

The Business Advisory Group is made up of selected professionals who will provide strategic and operational guidance to the Energie Holdings Inc. executive team as well as the executives and managers of our subsidiaries. They are not employees but will be contracted to perform specific projects as needed.

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Philip Mercorella (70) Mr. Mercorella has extensive experience in public and private companies as well as with private equity firms. He served for 22 years with Herman Miller Inc., and is now retired from that company. His positions ranged from Executive Vice- President, Herman Miller, Inc. (Parent Company) to being an Officer and Chief Executive of several subsidiaries. Mr. Mercorella’s private equity/operating partner involvements include Goldner, Hawn, Johnson & Morrison, Minneapolis, MN; Parallel Investment Partners- Dallas, TX., Genuity Capital Partners- Toronto, Canada and Nicollet Capital Investors- Minneapolis, MN.. He is currently serving as a Chairman of the Board of Directors and operating partner with Flower Group Inc. (One Floral) Ontario, Canada. He holds degrees from St. Francis College, BBA Management and Pennsylvania State University, MBA Marketing. He has also been a faculty member at Penn State.

Andrew Hurry (46) Mr. Hurry is a senior banker with over 20 years of strategic advisory and transactional experience. His strengths include applying a unique combination of a pragmatic scientific, engineering and finance background to complex situations across environmental, telecom, healthcare and other industries. Mr. Hurry is currently a FINRA Registered Representative with the Denver based investment bank The Yale Group. Prior to joining The Yale Group, Mr. Hurry was a principal at Grayson & Associates, a merchant banking firm focusing on medical related technology investments. Before Grayson, he was a Senior Project Manager in Europe for global environmental consulting firms with his role focusing on business development, environmental due diligence and natural resource development. Mr. Hurry holds an MBA from the University of London, England, an M.Sc. from University College London and a B.Sc. from the University of Glasgow, Scotland.

Mitchell Kohn (60) Mr. Kohn is president of Mitchell B. Kohn Lighting Design, with Chicago area offices in Highland Park, Illinois, specializing in lighting design for corporate, commercial, institutional, and high-end residential environments. With over 30 years of experience, he has successfully completed over 500 projects throughout the world. In addition to consulting to corporations and architectural and design firms world-wide, Kohn is a frequent lecturer on various lighting subjects with courses registered with both the AIA and IIDA. He has been a consultant to several domestic and international lighting manufacturers applying his expertise to product development and marketing. He has been published extensively on both technical subjects as well as design projects which have included discussions on glare control, energy saving techniques, task lighting, sustainability, and visual performance. He has been named a Fellow of both the International Association of Lighting Designers (IALD), and the Illuminating Engineering Society (IES), for which he served as Chairman of their Office Lighting Committee, responsible for developing and maintaining ANSI lighting standards for 15 years. He has served on the Board of Directors of the IALD, the IALD Education Trust, the National Council on Qualifications for the Lighting Professions (NCQLP), and Lightfair International. For his architectural lighting designs, Mr. Kohn has also been the recipient of the International Illumination Design Award of Distinction, and the IES Award of Excellence, their highest design award recognition, a General Electric Edison Award, an IALD Design Citation, and a U.S. Patent for developments in the field of task lighting. He also served as writer and editor of Lighting Focus, a quarterly lighting supplement to Interiors Magazine and Architecture Magazine.

Énergie, LLC - Executive Team

In addition to the management of Energie Holdings, Inc., each of our subsidiaries will function as an autonomous unit with its own management team and employees. The members of the Company’s management will also be members of our subsidiaries’ management. As we pursue our business strategy of growth through strategic acquisitions, not all employees who are employed by the Company or a particular subsidiary will provide services to the other operating units. Below are listed the members of the Énergie, LLC executive management team:

Harold (Hal) Hansen (66): Co-Founder, Chief Executive Officer. Mr. Hansen is the founder, CEO and Managing Member of Énergie, LLC. He is also the founder, CEO and Managing Member of Énergie, LLC. Mr. Hansen has held senior executive-level positions in general management, marketing, product development, sales management, and in product, market, and corporate development for major U. S. companies. He has had additional experience in international business projects in Canada, Mexico, Western Europe, and in the People's Republic of China. Mr. Hansen has a broad background in the development and implementation of strategic and tactical marketing and business plans as well as in the development and delivery of the education, training, and communication programs needed to implement the plans.

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As a business consultant since 1983, he helped companies (ranging from divisions of large multi-national manufacturers and service organizations to start-ups) increase their sales volume and profitability. Along with a consulting engagement with Peerless Lighting, he has developed international lighting importing projects for Zumtobel/Staff and ERCO before becoming the temporary Vice President of Marketing and Sales for Focal Point Lighting. During these projects, Mr. Hansen designed and implemented programs that established and advanced new or expanded entries for international lighting into the US market.

Justin Kerns (39): Co-Founder and Chief Operating Officer. Mr. Kerns co-founded Énergie, LLC in 2001 and has recently returned to the company. From 2001-2011 he spearheaded product development and operational activities of the business helping to transition it from a startup into a mature and successful enterprise. As part of that process, he drove technical design and compliance both internally and with Énergie,’s international partners and domestic sales partners. With his return as COO he will lead all engineering, product development, operations and manufacturing activities. Prior to founding Énergie, he attended University of Colorado Boulder and obtained a BS in Architectural Engineering with emphasis in Illumination. He then worked in the lighting industry as a lighting designer with ABS Consultants, Marketing Program Manager for Peerless Lighting and then consulted with numerous lighting manufacturers on product strategy with Business Development International. For the past few years he was Director of Engineering at a computer data center power startup, Zonit Structured Solutions.

Joe Durzo Ph.D. (68): Executive Vice President: Mr. Durzo is responsible for marketing at Énergie. He has been one of the owners of Énergie since it was founded in 2002. As a principle at Durzo Development Group LLC, he worked with clients on customer experience, marketing, sales, and sales support. For nine years prior to joining Énergie, Joe was Senior Vice President and Chief Learning Officer at Archstone-Smith, one of the nation’s leading owners and operators of apartments. In that role, Joe and his organization partnered with the operations leadership team to create, implement and enhance the brand and customer service culture. He and his team developed customer experience measurement systems, improved customer-centered operating processes and implemented company-wide initiatives ranging from new software systems to customer service programs. Joe also pioneered the development of the leadership development programs and was instrumental in the development of both leasing and service team learning programs. Joe has more than 25 years of experience helping organizations develop programs and implement strategic initiatives focused on customer-centered change in multi-family, health insurance, manufacturing, and financial services organizations. Joe received his Ph.D. from Syracuse University with a special focus on change management.

There are no agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of nor will any of them act at the direction of any other person. The offices of President, Chief Executive Officer, Treasurer, Chief Financial Officer and Secretary are appointed by our Board of Directors, with other officer’s positions being filled by appointment from our President and Chief executive Officer. Directors are elected by the Company’s shareholders. Vacancies on the Board of Directors may be filled by majority vote from the remaining members of the Board of Directors or by a majority vote of the Company’s shareholders; in each case directors serve until their earlier resignation or their successors are duly elected and qualified.

Involvement in Certain Legal Proceedings

There have been no events under any bankruptcy act, no criminal proceedings and no judgments, injunctions, orders or decrees material to the evaluation of the ability and integrity of any director or executive officer of the Company during the past ten years.

To the best of our knowledge, none of our directors, officers or affiliates, and no owner of record or beneficial owner of more than five percent (5%) of our securities, or any associate of any such director, officer or security holder is a party adverse to us or has a material interest adverse to us in reference to pending litigation.  To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement. Except as set forth in our discussion below in “Transactions with Related Persons,” none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

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Transactions with Related Persons

The following includes a summary of transactions since the beginning of our 2011 fiscal year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $220,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Notes Payable to Related Parties

The following summarizes the terms and balances of the related party notes:

	December 31, 2013	December 31, 2012	Interest Rate
D1	$ 2,413,752	$ 1,242,913	6%
D2	306,946	289,753	12%
D3	173,367	124,587	--
D4	103,500	--	24%
D3	81,697	50,000	24%
D3	20,000	20,000	24%
D3	10,000	10,000	24%
D5	1,627	1,627	--
Total	$ 3,110,889	$ 1,738,880

D1 -- Holds the largest ownership percentage in the Company, and we also incur approximately $150,000 annually for rent expense with them. According to the note agreement, the note holder may, at its option at any time after default, proceed to convert any remaining balance of the notes to equity at a rate equal to the proportion of the remaining balance of the note divided by $4,000,000 enterprise value. The note was considered to be in default as of December 31, 2013; therefore, the note holder has the right to exercise the conversion option, but has not yet elected to do so.

The Company evaluated the agreement for derivatives and determined that it does not qualify for derivative treatment for financial reporting purposes, because the agreement relates to the Company’s own equity and, the debt and the equity are not closely related. The Company also determined this does not qualify as a beneficial conversion feature. Accordingly, the balance is reported at the carrying amount.

D2 -- Holds ownership interest in the Company and is also an executive vice president.

D3 -- All represent holders of ownership interest, without any other involvement in the Company.

D4 -- The spouse of the Company’s CEO.

D5 -- Holds ownership interest in the Company and is also a vice president.

Although Énergie,, LLC is past due on its required payments under the forgoing loans, the lenders have not made demand for repayment of the principal and interest due. If demand for payment is made by one or multiple vendors, the Company would experience a liquidity issue as it does not currently have the funds available to pay off these debts. We intend to enter into extension/forbearance agreements with each of the lenders; however, there can be no assurances that any of the lenders will be cooperative or that if they are willing to provide extensions or forbearances, that the terms under which they may be willing to provide them will be favorable to Énergie,, or the Company.

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Notes Payable to European Distribution Partner:

Énergie, LLC is the borrower under a promissory note due to one of its European distribution partners. Under the terms of the note approximately $647,885 was advanced to Énergie in 2007. The note bears interest at 5% per annum payable annually. Although the Company is past due on required payments, the loan holder has not made any demand for repayment of the principal and interest due. If demand for payment is made, the Company would experience a liquidity issue as it does not currently have the funds available to pay off these debts. We intend to enter into extension/forbearance agreements with each of the lenders; however, there can be no assurances that any of the lenders will be cooperative or that if they are willing to provide extensions or forbearances, that the terms under which they may be willing to provide them will be favorable to Énergie,, or the Company.

June 6, 2014 Change in Control

On June 6, 2014, in connection with the terms and conditions of the Share Exchange Agreement and the Closing thereunder, an aggregate of 33,000,000 shares were released from escrow and distributed to the members of Énergie, LLC in exchange for the membership interest they held in Énergie, LLC (the “Share Exchange”). The existing shareholders did not receive any consideration under the Share Exchange Agreement. The issuance of shares and release from escrow will be accounted for as a contribution to capital. The number of shares to be issued was determined based on negotiations with the existing shareholders of the Company, OELC, LLC and their respective members of management. The Company and its shareholders negotiated an estimated value of OELC, LLC and its subsidiary, an estimated value of the Company, and the mutually desired capitalization of the Company resulting from the execution and performance under the Share Exchange Agreement. With respect to the determination of the amount of shares to be issued, the values of the Company, OELC, LLC and their subsidiaries were derived from a variety of factors including but not limited to: (i) the relationships and resources that each brought to bear, (ii) their operating histories and revenues, (iii) their respective abilities to raise capital needed to pursue their consolidation strategy, and (iv) the Company’s utility as a public company platform. Under these circumstances and based on these factors, the parties agreed upon the number of shares to be issued.

After the Closing of the Share Exchange, the existing stockholders of the Company prior to the Share Exchange own shares of Common Stock equal to approximately 35.29% of the issued and outstanding Common Stock. Except as set forth in our discussion above, none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC. The Share Exchange Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 31, 2013 and is incorporated herein by reference.

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Item 6. Executive Compensation.

Summary Compensation Table — Fiscal Year Ended December 31, 2012 and December 31, 2013

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to our executive officers and directors, in addition to any of our three most highly compensated officers with annual compensation exceeding $100,000.  None of the Company’s officers and directors received any compensation during the fiscal years ended December 31, 2013 and December 31, 2012. We do not currently have an established policy to provide compensation to members of our Board of Directors for their services in that capacity, although we may choose to adopt a policy in the future.

		Salary	Bonus	Option Awards	All Other Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)

Frank Drechsler Former President, CEO, Treasurer, CFO, Secretary and Director	2013 2012	- -	- -	- -	- -	- -

Arnold Leonora Former President and CEO	2013 2012	- -	- -	- -	- -	- -

Warrick Morgan Former Chief Financial Officer	2013 2012	- -	- -	- -	- -	- -

Arancha Gonzales Former Treasurer	2013 2012	- -	- -	- -	- -	- -

Harold (Hal)Hansen Current President, Chief Executive Officer and Director	2013 2012	83,654 84,404	- -	- -	58,326 -	- 141,980 84,404
Richard Cole Dennard	2012	-	-	-	-	-
Cheif Financial Officer	2013	-	-	-	-	-

Lee Barratt Current Secretary	2013 2012	- -	- -	- -	- -	- -

All Officers and Directors as a Group	2012 2013	- -	- -	- -	- -	- -

Employment Agreements

Prior to the Closing of the Share Exchange, in anticipation of Closing, we entered into employment agreements with Harold Hansen our President and Chief Executive Officer and Lee Barratt our Secretary.

Mr. Hansen’s employment agreement is for a term of three years and provides for an increase in annual salary from $83,654 in 2013 to $150,000 per year with increases each year if trailing twelve month sales meet or exceed certain levels. Mr. Hansen is subject to 18 month non-compete / non-solicitation provisions following termination of his employment with the Company In addition he is eligible to receive a three year severance package equal to his current compensation at the time of termination in the event of a termination without cause as defined therein.

Mr. Barratt’s employment agreement is at will and provides for an annual salary of $90,000.00 per year with increases and bonuses upon favorable annual review. Mr. Barratt is subject to 18 month non-compete / non-solicitation provisions following termination of his employment with the Company.

We have entered into an independent contractor agreement with NOW CFO, a Denver Colorado based financial consulting firm, to provide our Chief Financial Officer, Richard Cole Dennard. We plan to enter into employment agreements (collectively, the “Employment Agreements”) with the following executive officers (the “Executives”) of the Company: (1) Joe Durzo; (2) Justin Kerns; (3) Veda Ferlazzo Clark.  The terms of the Employment Agreements will be decided by our President and Chief Executive Officer.

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Equity Compensation Plans

We expect our Board to approve an equity incentive plan (the “Incentive Plan”) and for the board of directors to seek stockholder approval of the Incentive Plan.  Stockholder approval of the Incentive Plan will enable the Company to satisfy stock exchange listing requirements, and to make awards that qualify as performance-based compensation that is exempt from the deduction limitation set forth under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain exceptions, Section 162(m) generally limits the corporate income tax deductions to $1,000,000 annually for compensation paid to each of the Chief Executive Officer and the other six highest paid executive officers of the Company required to be reported under the proxy disclosure rules. The amount and nature of the proposed awards under the Incentive Plan have not yet been determined.  We believe that the Incentive Plan will be an important factor in attracting, retaining and motivating employees, consultants, agents, and directors of the Company and its affiliates. We believe that the Company needs the flexibility both to have an ongoing reserve of common stock available for future equity-based awards, and to make future awards in a variety of forms.

Grants of Plan-Based Awards in the Fiscal Years Ended December 31, 2013 and 2012

There were no option grants issued in the fiscal years ended December 31, 2013 and 2012.

Outstanding Equity Awards at December 31, 2013 and 2012

There were no option exercises or options outstanding at December 31, 2013 and 2012 fiscal year end.

Option Exercises and Stock Vested in the Fiscal Years Ended December 31, 2013 and 2012

There were no option exercises or stock vested the fiscal years ended December 31, 2013 and 2012.

Pension Benefits at December 31, 2013 and 2012.

There were no pension benefit plans in effect at December 31, 2013 and 2012.

Nonqualified defined contribution and other nonqualified deferred compensation plans

There were no nonqualified defined contribution or other nonqualified deferred compensation plans in effect at December 31, 2013 and 2012.

Item 7. Certain Relationships and Related Transactions, and Director Independence.

CORPORATE GOVERNANCE

Director Independence

The Company is not a listed issuer whose securities are listed on a national securities exchange, or an inter-dealer quotation system which has requirements that a majority of the board of directors be independent. Under NASDAQ Rule 5605(a)(2)(A), a director is not considered to be independent if he or she also is an executive officer or employee of the corporation. Under such definition, Harold Hansen would not be considered independent upon his appointment as a director of the Company.

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The following summarizes the terms and balances of the related party notes:

	December 31, 2013	December 31, 2012	Interest Rate
D1	$ 2,413,752	$ 1,242,913	6%
D2	306,946	289,753	12%
D3	173,367	124,587	--
D4	103,500	--	24%
D3	81,697	50,000	24%
D3	20,000	20,000	24%
D3	10,000	10,000	24%
D5	1,627	1,627	--
Total	$ 3,110,889	$ 1,738,880

D1 -- Holds the largest ownership percentage in the Company, and we also incur approximately $150,000 annually for rent expense with them. According to the note agreement, the note holder may, at its option at any time after default, proceed to convert any remaining balance of the notes to equity at a rate equal to the proportion of the remaining balance of the note divided by $4,000,000 enterprise value. The note was considered to be in default as of December 31, 2013; therefore, the note holder has the right to exercise the conversion option, but has not yet elected to do so.

The Company evaluated the agreement for derivatives and determined that it does not qualify for derivative treatment for financial reporting purposes, because the agreement relates to the Company’s own equity and, the debt and the equity are not closely related. The Company also determined this does not qualify as a beneficial conversion feature. Accordingly, the balance is reported at the carrying amount.

D2 -- Holds ownership interest in the Company and is also an executive vice president.

D3 -- All represent holders of ownership interest, without any other involvement in the Company.

D4 -- The spouse of the Company’s CEO.

D5 -- Holds ownership interest in the Company and is also a vice president.

Board Meetings and Stockholder Communications.

Our board of directors conducted all of its business and approved all corporate action during the fiscal year ended December 31, 2013 by the unanimous written consent of its sole member, in the absence of formal board meetings.  Holders of the Company’s securities can send communications to the board via mail or telephone to the Secretary at the Company’s principal executive offices.  The Company’s sole director was replaced by Harold Hansen as its sole director. The Company has not yet established a policy with respect to board members’ attendance at the annual meetings.  A stockholder who wishes to communicate with our board of directors may do so by directing a written request addressed to our Chief Executive Officer at the address appearing on the first page of this current report filed on Form 8-K.

Board Committees

We presently do not have an audit committee, compensation committee or nominating committee or committees performing similar functions, as our management believe that until this point it has been premature at the early stage of our management and business development to form an audit, compensation or nominating committee. However, our new management plans to form an audit, compensation and nominating committee in the near future; the implementation of which is likely to be in connection with our next contemplated acquisition. We envision that the audit committee will be primarily responsible for reviewing the services performed by our independent auditors and evaluating our accounting policies and system of internal controls.

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We envision that the compensation committee will be primarily responsible for reviewing and approving our salary and benefits policies (including stock options) and other compensation of our executive officers. The nominating committee would be primarily responsible for nominating directors and setting policies and procedures for the nomination of directors. The nominating committee would also be responsible for overseeing the creation and implementation of our corporate governance policies and procedures. Until these committees are established, these decisions will continue to be made by our board. Although our board has not established any minimum qualifications for director candidates, when considering potential director candidates, our board considers the candidate’s character, judgment, skills and experience in the context of the needs of our Company and our board.

We do not have a charter governing the nominating process. Our sole director will initially perform the functions of a nominating committee, but is not independent because he is also an officer. There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nominations for directors. Our Board does not believe that a defined policy with regard to the consideration of candidates recommended by stockholders is necessary at this time because, given the early stages of our development, a specific nominating policy would be premature and of little assistance until our business operations are at a more advanced level.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors recognizes that the leadership structure and combination or President and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board of Directors the flexibility to establish the most appropriate structure for the Company at any given time.

Our Board of Directors is responsible for overseeing the overall risk management process at the Company. Risk management is considered a strategic activity within the Company and responsibility for managing risk rests with executive management while the Board of Directors participates in the oversight of the process. The oversight responsibility of our Board of Directors is enabled by management reporting processes that are designed to provide visibility to the Board of Directors about the identification, assessment, and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, compliance, and other risks.

Stockholder and Interested Party Communications

Our Board of Directors does not currently provide a process for stockholders or other interested parties to send communications to our Board of Directors because our management believes that until this point it has been premature to develop such processes given the limited liquidity of our Common Stock. However, our new management is in the process of establishing a process for stockholder and interested party communications in the future.

Code of Conduct and Ethics

Although we have not adopted one at this point, we intend to adopt a code of ethics that will apply to our executive officers, directors and employees, its subsidiaries and its controlled affiliates. We intend to post our code of ethics on our Web site at www.energieholdings.com and to disclose any amendments to or any waivers from a provision of its code of ethics in a current report on Form 8-K.

Item 8. Legal Proceedings.

During the normal course of business, we may subject to litigation, none of which we believe will have a material adverse effect on our business.

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Item 9. Market Price of and Dividends on our Common Equity and Related Stockholder Matters.

The Company’s common stock is listed on the Over the Counter Bulletin Board (OTC.BB) under the symbol "ELED." The following table sets forth, for the fiscal quarters indicated, the high and low closing bid prices per share of the Company’s common stock, as derived from quotations provided by OTC Markets, LLC. Such quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

Fiscal 2013 — Year Ended	March 31	June 30	September 30	December 31
Market Price:
High	$ 0.25	$ 0.25	$ 0.17	$ 0.05
Low	$ 0.25	$ 0.25	$ 0.17	$ 0.01

Holders of Our Common Stock

As of December 31, 2013, we had 214 shareholders of our common stock.

Stock Option Grants

To date, we have not granted any stock options.

Registration Rights

We have not granted registration rights to the selling shareholders or to any other persons.

Dividends

We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to increase our working capital and do not anticipate paying any cash dividends in the foreseeable future.

There are no restrictions in our certificate of incorporation or bylaws that prevent us from declaring dividends. The Delaware General Corporation Law, however, prohibits us from declaring dividends where, after giving effect to the distribution of the dividend: (1) we would not be able to pay our debts as they become due in the usual course of business; and (2) or our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of stockholders who have preferential rights superior to those receiving the distribution.

Item 10.  Recent Sales of Unregistered Securities.

Reference is made to the disclosure set forth below under “Item 3.02” of this current report, which disclosure is incorporated herein by reference.

Item 11. Description of Registrant’s Securities

General

Our authorized capital stock consists of 60,000,000 shares of Common Stock, par value $0.01 per share (“Common Stock”) and 1,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”).

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Common Stock

We issued an additional 6,000,000 shares of common stock in connection with the consummation of the Share Exchange. Prior to the issuance of 6,000,000 shares into escrow, 25,939,542 shares had previously been issued into escrow and were continuing to be held pending closing of the acquisition of OELC, LLC with an additional 1,060,458 being provided by one of our existing shareholders to equal a total of 33,000,000 shares provided to the members of OELC, LLC .

Holders of Common Stock have exclusive voting rights for the election of our directors and all other matters requiring stockholder action, except with respect to amendments to our amended and restated certificate of incorporation that alter or change the powers, preferences, rights or other terms of any outstanding Preferred Stock if the holders of such affected series of Preferred Stock are entitled to vote on such an amendment. Holders of Common Stock are entitled to one vote per share on matters to be voted on by stockholders. Our stockholders may act by written consent.

Our stockholders have no conversion, preemptive or other subscription rights and there are no sinking fund or redemption provisions applicable to the Common Stock. Our stockholders are entitled to receive such dividends, if any, as may be declared from time to time by our board of directors in its discretion out of funds legally available therefor.

There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voted for the election of directors can elect all of the directors.

Preferred Stock

Our certificate of incorporation authorizes the issuance of 1,000,000 shares of blank check preferred stock with such designation, rights and preferences as may be determined from time to time by our board of directors. No shares of Preferred Stock are being issued or registered in connection with the Share Exchange.

Accordingly, our board of directors is authorized, subject to any limitations prescribed by law, without stockholder approval, to issue from time to time up to an aggregate of 1,000,000 shares of Preferred Stock, in one or more series, each such series to have such voting powers, full or limited, or no voting powers, and such designations, preferences, privileges and relative, participating, optional or other special rights and qualifications, limitations or restrictions as shall be determined by  our board of directors.  The rights for the holders of Common Stock will be subject to, and may be adversely affected by, the rights of holders of any preferred stock that may be issued in the future. Issuance of Preferred Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, a majority of our outstanding voting stock.

Section 203 of the Delaware Corporation Law

The Company is subject to the provisions of Section 203 of the DGCL.  The provisions of Section 203 of the DGCL could make a takeover of the Company difficult.  This section prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with:

[]	a stockholder who owns 15% or more of the Company’s outstanding voting stock (otherwise known as an interested stockholder)
[]	an affiliate of an interested stockholder; or
[]	an associate of an interested stockholder, for six years following the date that the stockholder became an interested stockholder

This provision could prohibit or delay mergers or other change in control attempts, and thus may discourage attempts to acquire the Company.

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Effect of Certain Provisions of the Company’s Certificate of Incorporation and Bylaws

Certain provisions of our certificate of incorporation and bylaws may have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the Company.  Such provisions could limit the price that certain investors might be willing to pay in the future for shares of our common stock.  Our certificate of incorporation establishes a three-class staggered board of directors, with only one class being elected each year.  The authorization of undesignated preferred stock makes it possible for the Board of Directors to issue preferred stock with voting or other rights or preferences that could impede the success of any attempt to change control. These and other provisions may have the effect of deferring hostile takeovers or delaying changes in control or management. The amendment of any of these provisions would require approval by holders of at least a majority of our outstanding common stock.

Limitation of Liability

Our certificate of incorporation and by-laws limit the liability of its directors and officers for any liability arising from an action to which such persons were party by reason of the fact that they were serving the Company or another enterprise at its request to the fullest extent permitted by Section 145 of the DGCL.

The Eighth Article of our certificate of incorporation provides:

A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation stall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

Any repeal or modification of the foregoing provisions of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

Our bylaws further provide that:

[T]he Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party of any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, and whether formal or informal (a "Proceeding"), by reason of the fact that he is or was a Director or Officer of the Corporation, or, while a Director or Officer, is or was serving at the request of the Corporation as an officer, director, partner, joint venturer, trustee, employee, or agent of another foreign or domestic Corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against the obligation to pay a judgment, settlement, penalty, fine or reasonable expenses (including attorney's fees) actually and reasonably incurred by him in connection with such Proceeding, if he had no reasonable cause to believe his conduct was unlawful.

Pursuant to our amended and restated bylaws, our directors and officers shall, to the fullest extent not prohibited by law, also have the right to receive from us an advancement of expenses incurred in defending any proceeding in advance of its final disposition. To the extent required under the DGCL, an advancement of expenses incurred by a director or officer in his or her capacity as a director or officer shall be made only upon delivery to the Company of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such director or officer is not entitled to be indemnified for such expenses.

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Transfer Agent and Warrant Agent

Our independent stock transfer agent is Pacific Stock Transfer, located in 4045 South Spencer Street, Suite 403, Las Vegas, NV 89119. Their phone number is (702) 361-3033

 Item 12. Indemnification of Directors and Officers

Our certificate of incorporation and bylaws provide that no officer or director of the Company will be personally liable to the Company or our stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the company or our stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the director derived an improper personal benefit.

In, addition, the employment agreements for each executive officer contains an indemnification provision wherein the Company promises to defend, indemnify, and hold the employee harmless to the fullest extent permitted by law against any and all liabilities incurred by the employee in connection with our executive officer’s good faith performance of such individual’s employment. Further, we have executed separate indemnification agreements with each of our officers, our advisory board members and certain employees wherein we promises to defend, indemnify, advance the expenses of defense and hold the individual harmless to the fullest extent permitted by law against any and all liabilities incurred by the individual in connection with the good faith performance of services for the Company by such individual.

We have been advised that it is the position of the SEC that insofar as the foregoing provisions may be invoked to disclaim liability for damages arising under the Securities Act of 1933, as amended, that such provisions are against public policy as expressed in the Securities Act and are therefore unenforceable.

Item 13. Financial Statements and Supplementary Data

Information concerning our financial information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 14. Changes in and Disagreements with Accountants on Accounting and Financial Disclosures.

(a) On May 15, 2014, Energie Holdings, Inc. (fka Alas Aviation Corp., the “Registrant” or the “Company”) notified Jonathon P. Reuben, CPA An Accountancy Corporation (“Reuben”) that it was dismissed as the Registrant’s independent registered public accounting firm. The decision to dismiss Reuben as the Company’s independent registered public accounting firm was approved and ratified by the Company’s Board of Directors effective as of May 15, 2014. Except as noted in the paragraph immediately below, the reports of Reuben on the Company’s financial statements at December 31 2013 and for the six months then ended and for the period from inception (February 13, 2009) through December 31, 2013 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Reuben on the Company’s financial statements as of December 31, 2013 and for the six months then ended and for the period from inception (February 13, 2009) through December 31, 2013 contained explanatory paragraphs which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the Company has negative working capital that raised doubt about its ability to continue as a going concern.

As of December 31 2013 and for the six months then ended and for the period from inception (February 13, 2009) through December 31, 2013 and from December 31, 2013 through May 15, 2014, the Company has not had any disagreements with Reuben on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Reuben’s satisfaction, would have caused them to make reference thereto in the reports on the Company’s financial statements for such periods.

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As of December 31 2013 and for the six months then ended and for the period from inception (February 13, 2009) through December 31, 2013 and from December 31, 2013 through May 15, 2014, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Reuben with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Reuben is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On May 13, 2014 (the “ Engagement Date”), the Company engaged BF Borgers CPA PC (“ BFB”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2014. The decision to engage BFB as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with BFB regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that BFB concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue;

or

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 3.02. Unregistered Sales of Equity Securities

On the Closing Date, as a result of the Share Exchange Agreement, we acquired 100% of the issued and outstanding equity interests of OELC, LLC in exchange for 33,000,000 shares of our Common Stock.

The Common Stock issued to the OELC, LLC members and/or their designees was issued in reliance upon exemptions from registration pursuant to (i) Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder, and/or (ii) Regulation S of the Securities Act.  The issuance was not a public offering based upon the following factors: (i) the issuance of the securities was an isolated private transaction; (ii) a limited number of securities were issued to a limited number of offerees; (iii) there was no public solicitation; (iv) the investment intent of the offerees; and (v) the restriction on transferability of the securities issued.

There have been no other sales of unregistered securities within the last three (3) years which would be required to be disclosed pursuant to Item 701 of Regulation S-K, except for the following:

In October, 2012 IACE Investments Two, Inc. and the Company agreed to cancel all but 450,000 shares of common stock out of 75,000,000 shares held by IACE; and on June 21, 2013, this agreement was memorialized and executed and 74,550,000 shares were returned to the Company’s transfer agent for cancelation. The Company issued 300,000 and 400,000 shares of restricted common stock in connection with a legal services agreement on June 26, 2013 and January 7, 2014 respectively, in transactions that were exempt from registration requirements of the securities Act of 1933, as amended (the “Securities Act”).

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The Company issued an additional 26,239,542 shares into escrow with Davisson & Associates, PA for distribution for delivery upon closing of the previous share exchange involving with Corporacion Ygnus, SA, which was terminated. Under agreement with the Company, the shares were retained in escrow along with an additional 6,000,000 shares that were issued into escrow for Closing of the Share Exchange with OELC, LLC and its members. Those shares were retained in escrow and held for distribution to OELC, LLC members upon closing of the Share Exchange Agreement, the issuance of these shares is exempt from registration under Section 4(2) of the Securities Act. In addition, to facilitate the acquisition of OELC, LLC, 1,060,458 shares were contributed by one of our existing shareholders to equal a total of 33,000,000

Item 5.01. Changes in Control of Registrant.

On the Closing Date, we consummated the transactions contemplated by the Share Exchange Agreement, pursuant to which we issued shares of Common Stock to the OELC, LLC members representing 64.71% of our issued and outstanding shares of Common Stock on a fully diluted basis.  The Common Stock issued to the OELC, LLC members and/or their designees was issued in reliance upon exemptions from registration pursuant to (i) Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder, and/or (ii) Regulation S of the Securities Act.  We intend to comply with the conditions of Category 3 of 903(b) of Regulation S and an appropriate legend will be affixed to the stock certificate issued in accordance with Regulation S.  The legend shall state that the shares represented by the stock certificate shall only be sold pursuant to a registration under the Securities Act or pursuant to an available exemption from registration and the holders of the stock certificate shall not to engage in hedging transactions with regard to the securities unless in compliance with the Securities Act.  We will refuse to register any transfer of the shares not made in accordance with Regulation S.

Other than the transactions and agreements disclosed in this Current Report on Form 8-K, we know of no arrangements which may result in a change in control. No officer, director, promoter, or affiliate has, or proposes to have, any direct or indirect material interest in any asset proposed to be acquired by the Company through security holdings, contracts, options, or otherwise.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the Share Exchange Agreement, our board of directors, which prior to the Share Exchange consisted of a sole member, Frank Drechsler, will remain at the same number.  Concurrently with and effective upon the Closing Date, the board appointed Harold Hansen as President and Chief Executive Officer and as a director (filling a vacancy that existed on the board of directors), Richard Cole Dennard as Chief Financial Officer and Lee Barratt as Secretary. On the Closing Date Frank Drechsler resigned from all officer positions held with the Company and after appointing the forgoing officers and Harold Hansen as a director, resigned as a director.

The following table sets forth certain information regarding the Company’s directors and executive officers following the Share Exchange.

Name	Position
Harold (Hal) Hansen	President Chief executive Officer and Director
Richard Cole Dennard	Chief Financial Officer
Lee Barratt	Secretary

Reference is made to Item 2.01 above for certain information regarding the executive officers and directors.

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Item 5.06. Change in Shell Company Status.

On January 27, 2014, pursuant to the Delaware Holding Company Formation Statute, DGCL Section 251(g), the Company entered into an Agreement and Plan of Merger into a holding company structure (the “Agreement") with Energie Holdings, Inc. ("Energie") and Alas Acquisition Company ("AAC"), both wholly-owned subsidiaries of the Company. The Agreement provided for the merger of Alas Aviation Corp. with and into Energie, with Energie being the surviving corporation in that merger. Contemporaneously with the merger of Alas Aviation Corp. with and into Energie pursuant to the Holding Company Formation Statute (and the Agreement), the shareholders of Alas became shareholders of Energie on a one share for one share basis pursuant to the merger agreement.

As a result of this reorganization into a holding company structure, Energie became the publicly quoted parent holding company with Alas Acquisition Corp. becoming a wholly-owned subsidiary of Energie Holdings Inc... Upon consummation of the Agreement, Energie’s Common Stock was deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder. For purposes of Rule 12g-3(a), Energie is the successor issuer to Alas Aviation Corp.

The description of the Agreement and Plan of Merger set forth in this Item 1.01 is qualified in its entirety by reference to the full text of the Agreement and Plan of Merger, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01. As the result of the completion of the transactions effectuated pursuant to the merger agreement, we are not a shell company. The information set forth above in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

The Audited Consolidated Financial Statements of Energie, LLC (wholly owned by OELC, LLC) as of and for the years ended December 31, 2013 and 2012 and unaudited financial statements of Energie, LLC (wholly owned by OELC, LLC) as of and for the three months ended March 31, 2014 and 2013 are filed as Exhibit 99.1 to this current report and are incorporated herein by reference.

(b)  Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information as of and for the three months ended March 31, 2014 concerning the acquisition of the business operation the Company, OELC, LLC and its subsidiaries as filed as Exhibit 99.3 to this current report and are incorporated herein by reference.

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(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
2.1	Share Exchange Agreement**
2.2	Agreement and Plan of Merger***
3.1	Certificate of Incorporation of Energie Holdings, Inc.*
3.2	Bylaws of Energie Holdings, Inc.*
99.1	Consolidated Financial Statements of OELC, LLC for the Fiscal Year Ended December 31, 2013 and 2012*
99.2	Consolidated Financial Statements of OELC, LLC for the Three Months Ended March 31, 2013 and 2012*
99.3	Pro Forma Financial Statements*
99.4	Consent of Independent Registered Public Accounting Firm

*Attached as an exhibit hereto

** Files as an exhibit to the Company's Current Report on Form 8-K, as filed with the SEC on December 31, 2013 and incorporated by reference.

*** Files as an exhibit to the Company's Current Report on Form 8-K/8, as filed with the SEC on January 29, 2014 and incorporated by reference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 2, 2014

ENERGIE HOLDINGS, INC.

By:	/s/ Harold Hansen
Harold Hansen President (Principal Executive Officer)

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